As filed with the Securities and Exchange Commission on April 24, 2013

Securities Act File No. 333-187821

Investment Company Act File No. 811-22822

United States
Securities and Exchange Commission

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. [x]

Post-Effective Amendment No. [  ]

and/or

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 1

REIT EXCHANGE FUND, INC.

(Exact Name of Registrant as Specified in Charter)

Registrant’s Telephone Number, Including Area Code:

Nathan D. Leight
Spring Asset Management LLC
801 Arthur Godfrey Road,
Suite 300

Miami Beach, FL 33140

(305) 209-9898

(Name and Address of Agent For Service)

Copies to

Thomas D. Balliett, Esq.
Philip R. Weingold, Esq.
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box                 ☐

It is proposed that this filing will become effective (check appropriate box):

☐            When declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
RXF Common Shares, $0.001 par value	20,000,000	$25.00	$500,000,000	$68,200

(1)           Estimated solely for purpose of calculating the registration fee.

(2)           Previously paid.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated April 24, 2013

PRELIMINARY PROSPECTUS

REIT Exchange Fund, Inc.

Offer to Exchange

up to 421,440,184 shares in certain Selected REITs

for

RXF Common Shares
$25 per share

Investment Objective and Initial Portfolio.  REIT Exchange Fund, Inc. (“we,” the “Fund,” or “RXF”) is a newly-organized, non-diversified, closed-end management investment company. Our primary investment objective is to generate high current income and our secondary objective is capital appreciation.  Our goal is to achieve these objectives by investing in the real estate market with diversification by (i) type of real estate asset (such as commercial, industrial, healthcare, hotel, residential, and other); (ii) number of properties; (iii) investment manager; and (iv) geography. Specifically, we intend to invest in a select group of non-traded, Securities and Exchange Commission (“SEC”) registered real estate investment trusts (the “Selected REITs”). The Selected REITs are identified below and described in our exchange offer documents. In the future, we may potentially add new issues of non-traded real estate investment trusts (“REITs”), other securities related to real estate, and direct real estate investments.

We are offering to exchange the common shares of RXF (“RXF Common Shares”) for shares currently held by investors in the Selected REITs. We are organizing RXF and making multiple exchange offers (each an “Exchange Offer”, and collectively, the “Exchange Offers”) in order to provide current investors in the Selected REITs with an opportunity to receive RXF Common Shares in exchange for some or all of the Selected REIT shares they currently own.

RXF’s initial portfolio will consist primarily of shares in Selected REITs validly tendered and accepted by us upon completion of the Exchange Offers.  In order to preserve the current income typically earned by investors in the Selected REITs, RXF’s board of directors has authorized cash distributions to holders of RXF Common Shares equal to $1.75 per share on an annualized basis during the twelve-month period beginning with the closing of the Exchange Offers, subject to normal market conditions. Shares in the Selected REITs are not traded currently on a national securities exchange or in the over-the-counter market. We will apply to list RXF Common Shares on the New York Stock Exchange (“NYSE”) under the symbol “RXF.”

Investment Policies and Portfolio. RXF’s initial portfolio will consist primarily of shares in Selected REITs acquired in the Exchange Offers. The Selected REITs were identified by the Fund’s investment adviser, Spring Asset Management LLC (“Spring”, the “Investment Adviser” or the “Adviser”), with the goal of creating an initial portfolio that would, within the universe of registered, non-traded REITs, provide (i) the potential for continuing dividend payments with a meaningful yield; (ii) the ability to gain exposure to a portfolio of real estate assets diversified by sector; (iii) exposure to sophisticated REIT management teams; (iv) geographic diversity across North America; and (v) the opportunity to receive value when a Selected REIT either lists its shares for trading on a recognized securities market or otherwise restructures itself so as to provide liquidity to its current holders (a “Life Cycle Event”).  Upon consummation of the Exchange Offers, RXF has no intention of becoming an activist shareholder in any Selected REIT.  If investors validly tender, and we accept shares in all the Exchange Offers, RXF will hold an indirect interest in approximately 3,426 properties or investments of various types located in 49 U.S. states, managed by 20 different underlying investment advisers.  The Selected REITs are shown in the table below.

Name	Sponsor/Manager Organization(s) (1)	Sector Strategy (2)	Number of Properties (2)
American Realty Capital Healthcare Trust, Inc.	American Realty Capital	Healthcare	50
American Realty Capital New York Recovery REIT, Inc.	American Realty Capital	Retail	16
Apple REIT Seven, Inc.	Apple	Hotels	51
Apple REIT Eight, Inc.	Apple	Hotels	51
Apple REIT Nine, Inc.	Apple	Hotels	89
Apple REIT Ten, Inc.	Apple	Hotels	31
Carey Watermark Investors Incorporated	W.P. Carey	Hotels	8
Carter Validus Mission Critical REIT, Inc.	Carter Validus	Industrial / Office	15
Chambers Street Properties	Chamber Street	Warehouse / Office	136
CNL Lifestyle Properties, Inc.	CNL Lifestyle	Lifestyle / Resort	179
Cole Corporate Income Trust, Inc.	Cole Real Estate Investments	Diversified Commercial	13
Cole Credit Property Trust IV, Inc.	Cole Real Estate Investments	Retail	89
Columbia Property Trust, Inc.	Columbia Property Trust	Office	62
Corporate Property Associates 16 - Global Incorporated	W.P. Carey	Diversified Commercial	500
Corporate Property Associates 17 - Global Incorporated	W.P. Carey	Diversified Commercial	335
Dividend Capital Diversified Property Fund, Inc.	Dividend Capital	Diversified Commercial	94
Griffin-American Healthcare REIT II, Inc.	Griffin-American	Healthcare	143
Griffin Capital Essential Asset REIT, Inc.	Griffin	Healthcare	14
Hines Real Estate Investment Trust, Inc.	Hines	Office	51
Industrial Income Trust Inc.	Dividend Capital	Warehouses	219
Inland American Real Estate Trust, Inc.	Inland American	Diversified Commercial	794
Inland Diversified Real Estate Trust, Inc.	Inland American	Diversified Commercial	139
KBS Legacy Partners Apartment REIT, Inc.	KBS Capital Advisors	Apartments	6
KBS Real Estate Investment Trust II, Inc.	KBS Capital Advisors	Office	26
KBS Real Estate Investment Trust III, Inc.	KBS Capital Advisors	Office	6
Lightstone Value Plus Real Estate Investment Trust, Inc.	Lightstone	Lodging / Residential	34
Northstar Real Estate Income Trust, Inc.	NS Real Estate	Diversified Commercial	20
Phillips Edison - ARC Shopping Center REIT Inc.	American Realty Capital	Retail	26
Steadfast Income REIT, Inc.	Steadfast Income	Multifamily	30
Strategic Storage Trust, Inc.	Strategic Storage	Commercial	118
United Development Funding IV	UMTH General Services	Residential	68
Wells Core Office Income REIT, Inc.	Wells	Office	13

(1)   Informal indication of organization with operating or financial management responsibility for the Selected REIT, either directly or through affiliates.

(2)   Based on the most recent reports filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for each Selected REIT.

RXF Pro Forma Sector Diversification[1]	RXF Pro Forma Geographic Diversification[1]

(1)         RXF’s estimates of geographic and sector diversification are based upon public information reported by the Selected REITs in their various and periodic filings with the SEC. These are pro forma estimates of RXF’s potential holdings and are subject to change without notice. These estimates are based on a combination of reported values, including, but not limited to, combinations of total square footage, acquisition costs, carried costs, annualized rents and gross revenues. Diversificaton estimates are capitalization weighted, assuming proportional participation in the Exchange Offer by investors of all Selected REITs.

No Prior History. Because RXF is newly organized, RXF Common Shares have no history of public trading. Common shares of closed-end funds frequently trade at a discount to their net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their shares in a relatively short period of time after the completion of the Exchange Offers.

Investing in RXF’s Common Shares involves certain risks. See - “Risks” beginning on page 21 of this prospectus. Certain of these risks are summarized in “Prospectus Summary-Special Risk Considerations” beginning on page 1 of this prospectus. RXF is not intended as a complete investment program.  There can be no assurance that RXF will achieve its investment objective.  Please read this prospectus and our Exchange Offer documents for the terms and conditions of the Exchange Offers.

The Offering and Exchange Offers

•                                          In each Exchange Offer, we are offering to exchange a fixed number of RXF Common Shares for each share in a Selected REIT (the “Exchange Ratio”) where each Selected REIT share is valued at the greater of (i) the most recently reported share price, or (ii) the highest recent redemption price, and where each RXF Common Share is valued at a nominal price of $25 per share.

•                                          We are offering RXF Common Shares in exchange for some or all of the shares each investor owns in a Selected REIT up to a maximum aggregate number of shares for each such Selected REIT.

•                                          The Exchange Offers expire at 12:00 a.m., New York City time, on June 5, 2013, unless extended.

•                                          All shares in Selected REITs issued and outstanding that are validly tendered and not validly withdrawn prior to the expiration of each of the Exchange Offers will be exchanged for RXF Common Shares, subject in each case to (i) the maximum ownership limitation imposed by the Selected REITs (which, in all but one case, is equal to either 9.8% or 9.9% of their outstanding shares) and (ii) certain proration adjustments, as described elsewhere in this prospectus.

•                                          Tenders of shares in Selected REITs may be withdrawn at any time before 12:00 a.m. New York City time, on the expiration date of the Exchange Offers.

•                                          We will apply to list RXF Common Shares on the NYSE under the symbol “RXF.”

•                                          Our board of directors has authorized us to make cash distributions to holders of RXF Common Shares equal to $1.75 per share on an annualized basis during the twelve-month period beginning with the closing of the Exchange Offers, payable quarterly commencing on the month-end that first occurs after the 90th day after the completion of the Exchange Offers, subject to normal market conditions.

•                                          Summary data for each of the Selected REITs, including per share prices, the Exchange Ratios for each Exchange Offer, the number of RXF Common Shares offered per 100 shares of each Selected REIT tendered, and the maximum number of shares of each Selected REIT we are tendering for are shown in the table below:

Name	Sponsor Price per Share (1)	Highest Available Redemption Price	Price Used to Calculate Exchange Ratio	Exchange Ratio (2)	Common Shares offered per 100 Selected REIT Shares (3)	Maximum Ownership allowed (4)	Shares Outstanding (1)	Maximum Number of Selected REIT shares to be accepted in Exchange Offer
American Realty Capital Healthcare Trust, Inc.	$10.00	$10.00	$10.00	0.4000	40.00	9.80%	82,093,641	8,045,177
American Realty Capital New York Recovery REIT, Inc.	$10.00	$10.00	$10.00	0.4000	40.00	9.80%	23,912,912	2,343,465
Apple REIT Seven, Inc.	$11.00	$11.00	$11.00	0.4400	44.00	9.80%	90,777,202	8,896,166
Apple REIT Eight, Inc.	$11.00	$11.00	$11.00	0.4400	44.00	9.80%	92,554,507	9,070,342
Apple REIT Nine, Inc.	$10.25	$10.25	$10.25	0.4100	41.00	9.80%	182,364,367	17,871,708
Apple REIT Ten, Inc.	$11.00	$11.00	$11.00	0.4400	44.00	9.80%	67,111,239	6,576,901
Carey Watermark Investors Incorporated	$10.00	$10.00	$10.00	0.4000	40.00	9.80%	20,971,534	2,055,210
Carter Validus Mission Critical REIT, Inc.	$10.00	$10.00	$10.00	0.4000	40.00	9.80%	28,788,000	2,821,224
Chambers Street Properties	$10.00	$10.00	$10.00	0.4000	40.00	3.00%	248,593,441	7,457,803
CNL Lifestyle Properties, Inc.	$7.31	$7.31	$7.31	0.2924	29.24	9.90%	316,346,704	31,318,324
Cole Corporate Income Trust, Inc.	$10.00	$10.00	$10.00	0.4000	40.00	9.80%	28,700,000	2,812,600
Cole Credit Property Trust IV, Inc.	$10.00	$10.00	$10.00	0.4000	40.00	9.80%	44,600,000	4,370,800
Columbia Property Trust, Inc.	$7.33	$6.25	$7.33	0.2932	29.32	9.80%	545,627,061	53,471,452
Corporate Property Associates 16 - Global Incorporated	$8.70	$8.70	$8.70	0.3480	34.80	9.80%	203,621,214	19,954,879
Corporate Property Associates 17 - Global Incorporated	$10.00	$10.00	$10.00	0.4000	40.00	9.80%	309,461,985	30,327,275
Dividend Capital Diversified Property Fund Inc.	$6.70	$6.70	$6.70	0.2680	26.80	9.80%	178,903,629	17,532,556
Griffin-American Healthcare REIT II, Inc.	$10.22	$10.22	$10.22	0.4088	40.88	9.90%	129,667,170	12,837,050
Griffin Capital Essential Asset REIT, Inc.	$10.28	$10.28	$10.28	0.4112	41.12	9.80%	16,862,785	1,652,553
Hines Real Estate Investment Trust, Inc.	$7.61	$7.61	$7.61	0.3044	30.44	9.90%	232,900,000	23,057,100
Industrial Income Trust Inc.	$10.40	$10.40	$10.40	0.4160	41.60	9.80%	144,000,000	14,112,000
Inland American Real Estate Trust, Inc.	$6.93	$6.93	$6.93	0.2772	27.72	9.80%	892,531,979	87,468,134
Inland Diversified Real Estate Trust, Inc.	$10.00	$10.00	$10.00	0.4000	40.00	9.80%	115,666,318	11,335,299
KBS Legacy Partners Apartment REIT, Inc.	$10.68	$10.68	$10.68	0.4272	42.72	9.80%	14,963,876	1,466,460
KBS Real Estate Investment Trust II, Inc.	$10.29	$10.29	$10.29	0.4116	41.16	9.80%	191,789,113	18,795,333
KBS Real Estate Investment Trust III, Inc.	$10.00	$10.00	$10.00	0.4000	40.00	9.80%	30,769,745	3,015,435
Lightstone Value Plus Real Estate Investment Trust, Inc.	$11.80	$10.00	$11.80	0.4720	47.20	9.80%	30,100,000	2,949,800
Northstar Real Estate Income Trust, Inc.	$10.00	$10.00	$10.00	0.4000	40.00	9.80%	71,466,142	7,003,682
Phillips Edison - ARC Shopping Center REIT Inc.	$10.00	$10.00	$10.00	0.4000	40.00	9.80%	18,498,738	1,812,876
Steadfast Income REIT, Inc.	$10.24	$10.24	$10.24	0.4096	40.96	9.80%	27,314,130	2,676,785
Strategic Storage Trust, Inc.	$10.79	$10.79	$10.79	0.4316	43.16	9.80%	47,235,295	4,629,059
United Development Funding IV	$20.00	$20.00	$20.00	0.8000	80.00	9.80%	19,230,508	1,884,590
Wells Core Office Income REIT, Inc.	$25.00	$22.75	$25.00	1.0000	100.00	9.80%	18,552,517	1,818,147

(1)            Based on the most recent reports filed with the SEC pursuant to the Exchange Act for each Selected REIT as of the date of this prospectus. Stated in accordance with selected REIT policies for estimating such per share value.

(2)            The number of RXF Common Shares being offered per share of the specified Selected REIT, using $25 as the nominal price established per share of RXF.

(3)            The Exchange Ratio multiplied by 100

(4)            The maximum number of shares RXF may own in a Selected REIT is subject to limitations established by that REIT, based, in part, on federal tax considerations related to its qualification as a REIT for federal income tax purposes.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Assumes satisfaction of the minimum trender condition		Assumes maximum number of Selected REIT shares trendered and accepted
	Per Share	Total	Per Share	Total
Initial Price per Share for Exchange Offers	$25.00	$25	$25.00	$25
Sales Load	$0.00	$0	$0.00	$0
Broker Fee	$0.25	$5,000,000	$0.25	$36,720,000
Estimated Offering Expenses(1)	$0.51	$10,145,000	$0.32	$47,550,000
Proceeds, after Expenses, to RXF(1)	$0.00	$0	$0.00	$0

(1)                                 Total offering expenses, including broker fees, are estimated to be approximately $10.1 million which will be paid by RXF (assuming we issue at least 20 million RXF Common Shares). We have negotiated a term sheet for a working capital credit facility with an affiliate of an NYSE-listed, global investment manager with more than $50 billion of assets under management (the “Lender”), pursuant to which the Lender will provide up to $200 million. The availability of the financing is subject to customary terms and conditions. RXF intends to use a portion of the funds from the Working Capital Facility with Lender to pay expenses associated with the Exchange Offers. See “Use of Financial Leverage — Working Capital Facility.”

We will deliver RXF Common Shares promptly upon completion of the Exchange Offers.

You should read this prospectus, which contains important information about RXF that you should know before deciding whether to exchange your shares, and retain it for future reference. A Statement of Additional Information, dated April     , 2013, containing additional information about RXF, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, annual and semi-annual reports to shareholders, when available, and other information about RXF, and you may make shareholder inquiries, by: (i) calling D.F. King & Co. Inc. (the “Information Agent”), if you are a shareholder, toll free at (800) 290-6424, or, if you are a bank or broker, collect at (212) 269-5550; or accessing their web site (www.rxfinfo.com); (ii) contacting the Adviser in writing, addressed to Spring Asset Management LLC, 801 Arthur Godfrey Road, Suite 300, Miami Beach, Florida 33140 or calling (305) 209-9898; or (iii) accessing the SEC’s web site (www.sec.gov). Free copies of RXF’s reports and its Statement of Additional Information will also be available from RXF’s web site (www.reitexchangefund.com).

RXF Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

This prospectus contains or incorporates by reference forward-looking statements, within the meaning of the federal securities laws that involve risks and uncertainties. These statements describe the Fund’s plans, strategies, and goals as well as the Fund’s beliefs and assumptions concerning future economic and other conditions and the outlook for the Fund, based on currently available information. In this prospectus, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently. The Fund is not entitled to the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended.

Prospectus dated April     , 2013.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. RXF is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. RXF’s business, financial condition and prospects may have changed since that date. RXF will amend this prospectus if, during the period that this prospectus is required to be delivered, there are any subsequent material changes.

i

PROSPECTUS SUMMARY

This is only a summary of information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before exchanging your shares for RXF’s Common Shares. You should carefully read the more detailed information contained in this prospectus and any related prospectus supplement, especially the information set forth under the headings “Investment Objective and Policies” and “Risks.” You may also request a copy of the Fund’s Statement of Additional Information (the “SAI”), which contains additional information about RXF.

The Fund:	REIT Exchange Fund, Inc. (the “Fund”) is a newly-organized, non-diversified, closed-end management investment company.

Spring Asset Management LLC (the “Investment Adviser” or the “Adviser”) serves as RXF’s investment adviser and is responsible for the management of the Fund.

The Offering and Exchange Offers:

RXF is offering holders of shares in certain non-traded, Securities and Exchange Commission (“SEC”) registered real estate investment trusts (the “Selected REITs”) a fixed number of RXF Common Shares for each share of a Selected REIT they tender based on an exchange ratio. The ratio is referred to in this prospectus as the “Exchange Ratio.” The purpose of the Exchange Offers is not to acquire control of the Selected REITs. In all but one case, each of the Selected REITs has ownership restrictions that limit any person or entity from owning more than either 9.8% or 9.9% of the number of shares of the applicable Selected REIT’s outstanding common stock(1). In order to comply with these ownership restrictions, without the express consent of the Selected REITs’ management, we cannot accept more than a maximum number of shares in each Exchange Offer as set forth below:

Selected REITs	Exchange Ratio	Common Shares Offered in Exchange for each 100 Shares held by investors	Maximum Number of Selected REIT Shares Sought
American Realty Capital Healthcare Trust, Inc.	0.4000	40.00	8,045,177
American Realty Capital New York Recovery REIT, Inc.	0.4000	40.00	2,343,465
Apple REIT Seven, Inc.	0.4400	44.00	8,896,166
Apple REIT Eight, Inc.	0.4400	44.00	9,070,342
Apple REIT Nine, Inc.	0.4100	41.00	17,871,708
Apple REIT Ten, Inc.	0.4400	44.00	6,576,901
Carey Watermark Investors Incorporated	0.4000	40.00	2,055,210
Carter Validus Mission Critical REIT, Inc.	0.4000	40.00	2,821,224
Chambers Street Properties	0.4000	40.00	7,457,803
CNL Lifestyle Properties, Inc.	0.2924	29.24	31,318,324
Cole Corporate Income Trust, Inc.	0.4000	40.00	2,812,600
Cole Credit Property Trust IV, Inc.	0.4000	40.00	4,370,800
Columbia Property Trust, Inc.	0.2932	29.32	53,471,452
Corporate Property Associates 16 - Global Incorporated	0.3480	34.80	19,954,879
Corporate Property Associates 17 - Global Incorporated	0.4000	40.00	30,327,275
Dividend Capital Diversified Property Fund, Inc.	0.2680	26.80	17,532,556
Griffin-American Healthcare REIT II, Inc.	0.4088	40.88	12,832,050
Griffin Capital Essential Asset REIT, Inc.	0.4112	41.12	1,652,553
Hines Real Estate Investment Trust, Inc.	0.3044	30.44	23,057,100
Industrial Income Trust Inc.	0.4160	41.60	14,112,000
Inland American Real Estate Trust, Inc.	0.2772	27.72	87,468,134
Inland Diversified Real Estate Trust, Inc.	0.4000	40.00	11,335,299
KBS Legacy Partners Apartment REIT, Inc.	0.4272	42.72	1,466,460
KBS Real Estate Investment Trust II, Inc.	0.4116	41.16	18,795,333
KBS Real Estate Investment Trust III, Inc.	0.4000	40.00	3,015,435
Lightstone Value Plus Real Estate Investment Trust, Inc.	0.4720	47.20	2,949,800
Northstar Real Estate Income Trust, Inc.	0.4000	40.00	7,003,682
Phillips Edison - ARC Shopping Center REIT Inc.	0.4000	40.00	1,812,876
Steadfast Income REIT, Inc.	0.4096	40.96	2,676,785
Strategic Storage Trust, Inc.	0.4316	43.16	4,629,059
United Development Funding IV	0.8000	80.00	1,884,590
Wells Core Office Income REIT, Inc.	1.0000	100.00	1,818,147

(1)	The governance documents of Chambers Street Properties limit to 3.0% the proportion of shares any one person may own. The Maximum Number of Selected REIT shares sought is calculated accordingly.

Initial Offer Price:	$25.00 per share. See - “Terms of the Exchange.”

Minimum Condition:

Each Exchange Offer is subject to the condition that a sufficient number of Exchange Offers can be concurrently closed so that a minimum of 20 million RXF Common Shares will be issued at closing (the “Minimum Condition”).

Expiration Date:	June 5, 2013

Exchange Date:

The shares in Selected REITs tendered for exchange pursuant to any of the Exchange Offers will be accepted at the time when all the conditions for such Exchange Offer have been satisfied or waived. The RXF Common Shares will be delivered as promptly as possible.

Conditions to the Exchange:

Our obligation to complete each of the Exchange Offers is subject to certain conditions. See - “Conditions to the Exchange Offer.” We reserve the right to terminate an Exchange Offer at any time prior to the expiration date upon the occurrence of certain specified events.

Proration:

If the number of shares in a Selected REIT validly tendered and not properly withdrawn on or prior to the Expiration Date of the applicable Exchange Offer is less than or equal to the number of shares sought in such Exchange Offer, we will exchange RXF Common Shares for all shares so tendered, upon the terms and subject to the conditions, as described in this prospectus. However, if holders tender more shares than we are seeking in any Exchange Offer, we will exchange RXF Common Shares for only the number of shares for that Selected REIT set forth in the table above, pro rata according to the number of shares in Selected REITs tendered by each holder. See - “Terms of the Exchange — Proration.”

Withdrawal Rights:

You may withdraw your shares at any time before the expiration of the applicable Exchange Offer on the Expiration date, or such later time and date to which we may extend the Exchange Offers, in which case you can withdraw Selected REIT shares until the expiration of the Exchange Offers as extended. In addition, unless we have already accepted your shares, you may withdraw your Selected REIT shares at any time after 12:00 a.m., New York City time, on June 19, 2013. See - “The Fund — Terms of the Exchange.” Any shares in Selected REITs withdrawn will be returned to you without expense as promptly as practicable.

Procedures for Tendering Shares in Selected REITs:

A holder of shares in Selected REITs may tender such shares by properly completing and signing the applicable letter of transmittal or a facsimile thereof and delivering it, together with a timely confirmation of a book-entry transfer, pursuant to the procedure described in this prospectus (or by delivering any certificate representing shares in Selected REITs being tendered), and any required signature guarantees, to the Exchange Agent at its address set forth on the back cover of this prospectus on or prior to the expiration date. See - “Procedures for Tendering Shares in Selected REITs.”

United States Federal Income Tax Considerations:

A shareholder of a Selected REIT who exchanges shares in a Selected REIT for RXF Common Shares pursuant to an Exchange Offer will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference between (i) the sum of the fair market value of the RXF Common Shares received by the shareholder and any cash received in lieu of fractional shares of RXF and (ii) the shareholder’s adjusted tax basis in the shares of the Selected REIT exchanged therefor.

RXF intends to qualify to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes beginning with its taxable year ending December 31, 2013. To qualify for and maintain REIT status, RXF must meet a number of organizational and operational requirements, including that RXF distribute at least 90% of its REIT-taxable income to its shareholders. As a REIT, RXF generally will not be subject to U.S. federal income tax on the REIT-taxable income distributed to its shareholders. If RXF does not qualify as a REIT in any taxable year, and does not qualify for statutory relief provisions, RXF will be subject to U.S. federal income tax on all of its taxable income at regular corporate income tax rates.

Effect on Investors Tendering their Shares in Selected REITs Declaring Dividends:

Holders who tender their shares in a Selected REIT will be entitled to receive dividends declared by that Selected REIT for any record date that occurs prior to the closing of the Exchange Offers, and RXF will be entitled to receive any dividend declared for any record date thereafter.

Information Agent, Exchange Agent:	D.F. King & Co. Inc. is serving as the Information Agent and U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) is serving as the Exchange Agent in connection with the Exchange Offers. U.S. Bancorp is the parent company of U.S. Bank, N.A., the fifth largest commercial bank in the United States with $354 billion in assets.

Fractional Shares:

RXF will not issue fractional RXF Common Shares. The Exchange Agent will aggregate the fractional share entitlements, use an independent broker-dealer to sell whole RXF Common Shares into the market commencing approximately 30 days after the Closing of the Exchange Offers and distribute the cash proceeds to RXF shareholders in accordance with the distribution procedures described in “Terms of the Exchange, Fractional Shares.”

Broker Fee:

We may, if permissible, compensate brokers and advisers, who communicate with investors and facilitate completion of the Exchange Offer documents, a fee of $0.25 per RXF Common Share issued to their clients up to a maximum of $5,000 per client account of the broker or advisor.

Investment Objective:

Our primary investment objective is to generate high current income and our secondary objective is capital appreciation. Our goal is to achieve these objectives by investing in the real estate market with diversification by (i) type of real estate asset (such as commercial, industrial, healthcare, hotel, residential, and other), (ii) number of properties, (iii) investment manager, and (iv) geography. We intend to accomplish this initially by owning a diversified pool of shares in the Selected REITs and, in the future, by potentially adding new issues of non-traded REITs, other securities related to real estate, and direct real estate investments.

Investment Process:

Initially, RXF will offer to exchange shares in RXF for shares in the Selected REITs. In the future, RXF may exchange its shares for, or otherwise invest directly in, real estate or related securities or assets. RXF’s initial portfolio will consist primarily of shares in the Selected REITs acquired in the Exchange Offers. The Selected REITs were identified by the Investment Adviser, with the goal of creating an initial portfolio that would, within the universe of registered, non-traded REITs, provide (i) the potential for continuing dividend payments with a meaningful yield; (ii) the ability to provide exposure to a portfolio of real estate assets diversified by sector; (iii) exposure to a diverse group of sophisticated management teams; (iv) geographic diversity across North America, and (v) the opportunity to receive value when a Selected REIT either lists its shares for trading on a recognized securities market or otherwise restructures itself so as to provide liquidity to its current holders. Upon consummation of the Exchange Offers, RXF has no intention of becoming an activist shareholder in any Selected REIT. If investors validly tender and we accept, shares in all the Exchange Offers, RXF will hold an indirect interest in approximately 3,426 properties or investments of various types located in 49 U.S. states, managed by 20 different underlying management teams.

Investment Portfolio:	RXF’s initial portfolio will consist primarily of shares in Selected REITs validly tendered and accepted by us upon completion of the Exchange Offers.

Financial Leverage:

RXF may employ leverage through (i) the issuance of senior securities representing indebtedness, including notes or commercial paper or borrowing from financial institutions (collectively, “Indebtedness”), or (ii) by employing derivatives such as options or economically similar transactions that may intrinsically utilize leverage (collectively with Indebtedness and derivatives, “Financial Leverage”). See - “Financial Leverage.”

RXF may utilize Financial Leverage up to the limits imposed by the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, RXF may utilize Financial Leverage in the form of Indebtedness; provided that such borrowings are limited to 33 1/3% of the value of the Fund’s total assets less liabilities and Indebtedness of the Fund.

Management of the Fund:

Spring Asset Management LLC will act as RXF’s investment adviser pursuant to an investment advisory agreement with RXF (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Adviser will be responsible for the management of RXF and will administer the affairs of RXF to the extent requested by our board of directors. As compensation for its services, RXF will pay the Investment Adviser a fee in an annual amount equal to 1.25% of RXF’s managed assets during the prior quarter. With respect to any particular quarter, “Managed Assets” are the aggregate value of Selected REIT shares held by RXF, plus the total of other assets managed by RXF plus any indebtedness.

Dividends and Distributions:

RXF intends to distribute at least 90% of its taxable income (other than capital gains) to shareholders. Our board of directors has authorized us to make cash distributions to holders of RXF Common Shares equal to $1.75 per share on an annualized basis during the twelve-month period beginning with the closing of the Exchange Offers, payable quarterly commencing on the month-end that first occurs after the 90th day after the completion of the Exchange Offers, subject to normal market conditions. Our board of directors will have the flexibility to adopt other dividend policies. See - “Dividends and Distributions”

Dividend Reinvestment Plan:

If you hold RXF Common Shares in your own name or if you hold RXF Common Shares with a brokerage firm that participates in RXF’s Dividend Reinvestment Plan (the “Plan”), unless you elect to receive cash, all dividends and distributions that are declared by RXF will be automatically reinvested in additional RXF Common Shares pursuant to the Plan. If you hold RXF Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information. See - “Dividend Reinvestment Plan.” Dividends and distributions are subject to tax in the same manner whether received in cash or reinvested through a dividend reinvestment plan.

Cash Management and Strategic Transactions:

To invest cash held short term to make dividend distributions, RXF intends, under normal market conditions, to use fixed income liquid securities with investment grade ratings from recognized credit rating agencies and with maturities of less than 180 days. For cash being held pending reinvestment in real estate assets or securities, RXF may elect to hold lower-rated securities and engage in other types of investment strategies in order to meet its investment objectives. We refer to these defensive investments as “Strategic Transactions.” RXF may not achieve its investment objective during a temporary defensive period. See - “Investment Objective and Policies - Strategic Transactions.”

Listing and Symbol:	We will apply to have RXF Common Shares listed on the NYSE under the symbol “RXF”.

Special Risk Considerations:

Investment in RXF involves special risk considerations, which are summarized below. RXF is not intended to be a complete investment program. RXF’s performance and the value of its investments will vary in response to changes to a variety of factors. See - “Risks” for a more thorough discussion of the special risk considerations associated with an investment in RXF.

No Operating History. RXF is a newly-organized, non-diversified, closed-end management investment company with no operating history.

Not a Complete Investment Program. An investment in RXF Common Shares should not be considered a complete investment program. RXF is intended for investors seeking risk-adjusted total return from the real estate market, with an emphasis on current income. Each prospective holder of RXF Common Shares should take into account RXF’s investment objective.

Investment and Market Risk. An investment in RXF Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in RXF Common Shares represents an indirect investment in the securities owned by RXF. The value of the securities owned by RXF will affect the value of RXF Common Shares. At any point in time, RXF Common Shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.

Management Risk. The Fund’s assets will initially be invested predominantly in the Selected REITs, each of which is managed independently from RXF. Subject to the outcome of the Exchange Offers, RXF’s initial portfolio will contain up to 33 Selected REITs for which we are tendering. RXF will be subject to risk related to decisions made and strategies implemented by the management of the Selected REITs.

Income Risk. The income that investors receive from RXF is based in part on the income RXF will receive from the shares in the Selected REITs. RXF’s income may eventually be based on lease and rental rates from direct real estate investment or from income derived from related securities in which it invests directly. If dividends from the Selected REITs or income from direct investments declines, investors’ income from RXF could decline as well. To the extent RXF is borrowing in order to meet its obligations, then RXF’s income could also be adversely affected when prevailing interest rates increase.

Special Risks Related to Real Estate. Substantially all of RXF’s initial assets will be concentrated in common stock of the Selected REITs. The Selected REITs’ ability to pay dividends and return capital is dependent on the performance of their underlying real estate portfolios. In the future, RXF may make direct investments in real estate or related securities. As a result, your investment in RXF will be significantly affected by the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Property prices also may drop because of the failure of borrowers to pay their loans and poor management. Many REITs, including the Selected REITs, utilize leverage subjecting them to risks normally associated with debt financing, which could adversely affect their operations in periods of rising interest rates.

Risks Related to the Non-Traded REIT Market. Non-traded REITs achieve Life Cycle Events through the merger with or acquisition by a third party, listing their shares for trading on a recognized securities market, or otherwise restructuring so as to provide liquidity to their current shareholders. The ability of any Selected REIT to achieve a Life Cycle Event is subject to a wide range of unpredictable conditions in the general economy and in the capital markets. If the Selected REITs are unable to achieve successful Life Cycle Events or if the valuation of shares of Selected REITs is lower than might otherwise be expected, it could result in reduced cash flow for RXF which could, in turn, adversely affect RXF’s operations, its ability to make distributions, and the value of RXF Common Shares.

Non-traded REITs have been the subject of a high degree of scrutiny and legal action by regulators and investors. Certain non-traded REITs, including some of the Selected REITs, and their distribution partners, have been the subject of disputes, investigations, and in certain cases, financial settlements with investors and regulators. These factors may adversely affect the valuation of shares of Selected REITs, regardless of whether or not any individual Selected REIT is the target of scrutiny or legal action. To the extent that any Selected REIT’s value at liquidation is negatively affected by the factors described above, it could adversely affect the value of RXF Common Shares.

Redemption programs of non-traded REITs may be curtailed or eliminated at their management’s sole discretion. While it is RXF’s stated objective to hold the shares of the Selected REITs until the occurrence of a Life Cycle Event, RXF’s inability to access a Selected REIT’s redemption program could adversely affect RXF’s ability to obtain cash needed to fund operations or its ability to make cash dividends or other distributions.

Inflation Risk. Periods of inflation may create an environment in which higher lease and rental rates generate increased income for the Selected REITs or from direct real estate investments, if any, made by RXF. However, there may be delays between the periods in which the Selected REITs can generate higher income and the periods when they distribute that income to RXF in the form of higher dividends which, in turn, can be distributed as dividends to RXF shareholders. In addition, inflation may lead to increases in the operating costs of Selected REITs or RXF that are greater than their related respective inflationary increases in income. This, in turn, could lead to declining income and dividends available as income to RXF.

Financial Leverage Risk. Use of Financial Leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful.

Volatility Risk. If in the future, RXF decides to use Financial Leverage to a significant degree, it may cause the net asset value, and possibly the market price, of RXF Common Shares to fluctuate significantly in response to changes in interest rates and other economic indicators. As a result, the net asset value and market price of RXF Common Shares will be more volatile than those of a closed-end management investment company that is not exposed to leverage.

Strategic Transactions Risk. RXF may engage in various transactions such as writing covered calls, buying forwards, or other synthetic hedging techniques (together, the “Strategic Transactions”) principally related to excess capital that may be available for purposes other than payment of dividends. The purpose of the Strategic Transactions would be to protect capital, to earn income, or to enhance total return. While RXF does not intend to use Strategic Transactions extensively, they involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Furthermore, RXF’s ability to successfully use strategic transactions depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured.

Exchange Offer Related Risk. There can be no assurance that all Exchange Offers, or any specific Exchange Offer, will close or, even if closed, result in RXF acquiring a significant number of the shares of any Selected REIT. Although we will not close any Exchange Offer unless we can close concurrently enough Exchange Offers to result in the issuance of at least 20 million RXF Common Shares. We have not imposed any other conditions on the Selected REIT shares related to the size, composition or other characteristics of such shares. Accordingly, the initial portfolio of Selected REIT shares held by RXF may be less diversified — by industry sector, management team, maturity of the underlying real estate portfolio or geography — than suggested by the table of Selected REITs identified elsewhere in this prospectus. Moreover, even if we close each Exchange Offer, we may receive less than the maximum number of shares we are tendering for, thereby also potentially resulting in an initial portfolio that is less diversified than we would have if we closed each

Exchange Offer for the maximum amount.

Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil during the past several years. The debt and equity capital markets in the United States have been negatively affected by a wide variety of factors at various times including, but not limited to, instability in the Middle East, the slowing growth of the Chinese economy, European financial system and sovereign debt volatility, and delays in Federal government resolution of rules related to borrowing limits. These events, along with others, may lead to worsening general economic conditions and challenges to growth. RXF’s initial portfolio will consist primarily of shares of the Selected REITs. Because these Selected REITs are not publicly traded, their fair values are not determined in the capital markets. However, RXF may invest in certain public securities for which recent developments such as the ones listed here may increase price volatility. These risks may also make it more difficult for RXF to accurately value its securities or to sell its liquid securities on a timely basis. They may adversely affect the ability of RXF to borrow for investment purposes and increase the cost of such borrowings, which could reduce dividends and distributions to the holders of RXF Common Shares. These developments may adversely affect the broader economy, and may continue to do so, which in turn may adversely affect the public markets.

U.S. Government Securities Risk. U.S. Government securities historically have not involved the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate. In August, 2011, Standard & Poor’s lowered its long-term sovereign credit rating on the U.S. to “AA+” from “AAA.” Any further downgrades of the U.S. credit rating could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields, and increase the costs of RXF obtaining financial leverage for its operations.

Risk Associated with Government Intervention in Financial Markets. The instability in the financial markets discussed above has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Governments or their agencies have acquired distressed assets from financial institutions and ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of RXF’s portfolio holdings. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which RXF invests, or the issuers of such instruments.

Legislation and Regulation Risk. At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the Fund or entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Market Discount Risk. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that RXF’s net asset value could decrease as a result of its investment activities. Although the value of RXF’s net assets is generally considered by market participants in determining whether to purchase or sell RXF Common Shares, whether investors will realize gains or losses upon the sale of RXF Common Shares will depend entirely upon whether the market price of RXF Common Shares at the time of sale is above or below the investor’s purchase price for RXF Common Shares. Because the market price of RXF Common Shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for RXF Common Shares, stability of dividends or distributions, trading volume of RXF Common Shares, general market and economic conditions and other factors beyond the control of RXF, RXF cannot predict whether RXF Common Shares will trade at, below or above net asset value or at, below or above the initial price used to calculate the exchange ratio in the Exchange Offers. This risk may be greater for investors expecting to sell their RXF Common Shares soon after the completion of the Exchange Offers, as the net asset value of the RXF Common Shares will be reduced immediately following the offering as a result of the payment of offering and organizational costs.

Tax Risk. If RXF fails to qualify as a REIT in any taxable year, and the statutory relief provisions of the Internal Revenue Code of 1986, as amended (the “Code”), do not apply, RXF will be subject to income tax on all of its taxable income at regular corporate rates, without allowance of a deduction for dividends paid. This could substantially reduce funds available for RXF to distribute to its shareholders. The failure of any Selected REIT, or any other company in which RXF invests and which purports to be a REIT, to qualify as a REIT could have an adverse effect on RXF’s ability to satisfy the income, asset and other requirements that RXF must satisfy in order to qualify as a REIT in any taxable year.

Anti-Takeover Provisions. The Fund’s Articles of Incorporation and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund into an open-ended fund. These provisions could have the effect of depriving holders of RXF Common Shares opportunities to sell their RXF Common Shares at a premium over the then-current market price of RXF Common Shares.

Administrator, Custodian, Transfer Agent and Dividend Disbursing Agent:

U.S. Bancorp serves as RXF’s administrator. Pursuant to an administration agreement with RXF, U.S. Bancorp will provide certain administrative, bookkeeping and accounting services to RXF. U.S. Bancorp will also serve as RXF’s dividend disbursing agent under RXF’s Dividend Reinvestment Plan (the “Plan Agent”), as well as its transfer agent and registrar with respect to RXF Common Shares.

U.S. Bank, N.A. (“U.S. Bank”) will serve as the custodian of RXF’s assets pursuant to a custody agreement. Under the custody agreement, the custodian will hold RXF’s assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of RXF, plus certain charges for securities transactions.

SUMMARY OF FUND EXPENSES

The purpose of the table and the example below is to help you understand the fees and expenses that you, as a holder of RXF Common Shares, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for RXF’s first year of operations and, for the purposes of this table, it is assumed that RXF issues approximately 20 million RXF Common Shares. RXF’s actual expenses may vary from the estimated expenses shown in the table. See - “Management of RXF” and “Dividend Reinvestment Plan.”

Shareholder Transaction Expenses

	Percentage of Net Assets Attributable to RXF Common Shares (Assumes satisfaction of the minimum tender condition)	Percentage of Net Assets Attributable to RXF Common Shares (Assumes maximum number of Selected REIT shares tendered and accepted)
Offering expenses borne by the holders of RXF Common Shares (as percentage of the offering price) (1)	2.1%	1.3%

Dividend Reinvestment Plan fees (2)	None	None

Annual Expenses
Management fees (3)	1.4%	1.3%
Interest payments on borrowed funds (1), (4)	0.7%	0.2%
Other Expenses (4)	0.4%	0.1%
Total Annual Expenses	2.5%	1.6%

(1)                                 Total offering expenses are estimated to be approximately $10.1 million which will be paid by RXF (assuming we issue at least 20 million RXF Common Shares). We have negotiated a term sheet for a working capital credit facility with an affiliate of an NYSE-listed, global investment manager with more than $50 billion of assets under management (the “Lender”), pursuant to which the Lender will provide up to $200 million. The availability of the financing is subject to customary terms and conditions. RXF intends to use a portion of the funds from the Working Capital Facility with the Lender to pay expenses associated with the Exchange Offers. See “Use of Financial Leverage — Working Capital Facility.”

(2)                                 There are no fees associated with the Dividend Reinvestment Plan. However, you may pay brokerage charges if you direct the Plan Agent to sell your RXF Common Shares held in a dividend reinvestment account. See - “Dividend Reinvestment Plan.”

(3)                                 RXF will pay an investment advisory fee to the Investment Adviser in an annual amount equal to 1.25% of RXF’s Managed Assets (including the proceeds from Financial Leverage) to be paid on a quarterly basis. Holders of RXF Common Shares will bear the portion of the investment advisory fee attributable to the assets obtained in the Exchange Offer and the total proceeds of Financial Leverage, which means that holders of RXF Common Shares effectively bear the entire advisory fee. The investment advisory fee of 1.25% of RXF’s Managed Assets represents 1.38% of net assets attributable to RXF Common Shares assuming Financial Leverage of 9.2% of RXF’s Managed Assets (including the proceeds of such Financial Leverage, assuming we issue at least 20 million RXF Common Shares).

(4)                                 Estimated based on expected amounts for RXF’s first year of operations.

Example

As required by SEC regulations, the following example illustrates the expenses (including the estimated expenses of this offering of $20.00) that you would pay on a $1,000 investment in RXF Common Shares, assuming (1) “Total annual expenses” of 2.5% of net assets attributable to RXF Common Shares and (2) a 5% annual return*:

1 Year	3 Years	5 Years	10 Years
$24.43	$76.48	$133.87	$304.42

*                                         The Example should not be considered a representation of future returns or expenses. Actual rate of return may be higher or lower than the hypothetical 5% return shown in the example.  The Fund’s actual expenses may be higher or lower than those assumed. The example assumes that all dividends and distributions are reinvested at net asset value and that the estimated “Interest payments on borrowed funds” and “Other expenses” are accurate.

THE FUND

REIT Exchange Fund, Inc. is a newly-organized, non-diversified, closed-end investment management company registered under the 1940 Act. The Fund was organized as a Maryland corporation on April 4, 2013. As a newly-organized entity, the Fund has no operating history. Its principal office is located at 801 Arthur Godfrey Road, Suite 300, Miami, Florida 33140 and its telephone number is (305) 209-9898. Spring Asset Management LLC (the “Investment Adviser” or the “Adviser”) serves as RXF’s investment adviser and is responsible for the management of RXF.

TERMS OF THE EXCHANGE

RXF is offering holders of shares in Selected REITs a fixed number of RXF Common Shares for each share of the Selected REIT they tender as set forth below.  Each of the Selected REITs has restrictions on the number of shares or the proportional value of the applicable Selected REITs that any person or entity may own.  As a result, each of the Exchange Offers is limited in amount, as set forth in the table below, to comply with these ownership restrictions.

In order to calculate the Exchange Ratios, RXF must determine an estimated price per share for each Selected REIT.  Shares of non-traded REITs, including those of the Selected REITS, are not listed for trading on any organized securities market and are generally subject to significant restrictions on their transfer or redemption.  Because of these limitations, there is no readily observable market price per share for any Selected REIT.  While there are third-party tender offers and online auctions outstanding for certain of the Selected REITs, we believe the limited scale of trading volume in this market does not provide a reasonable reference for pricing shares in the Selected REITs.  As a result, RXF must rely on an alternate method to determine pricing to be used in the Exchange Ratios.

Each of the Selected REITs states a price, or range of prices at which it redeems shares, regardless of whether or not its redemption program is meeting any or all requests from shareholders.  In many cases, the Selected REITs also report an estimated price per share. These estimated prices per share are based on audited procedures for assessing the net value of its real estate and other assets. Generally accepted accounting standards and current regulations and industry practices provide a certain degree of flexibility to the Selected REITs in the timing and methods they use to state an estimated share price. The practice of each Selected REIT to determine an estimated share price depends, in part, on its life cycle phase, on its management practices, and on the valuation policies and procedures it has adopted.

RXF determined the price to calculate the Exchange Ratio for each Selected REIT as the greater of either (i) the most recent reported estimated share price, or (ii) the highest redemption price available to investors assuming the redemption program purchased any shares in the preceding year. RXF set the nominal price for RXF Common Shares at $25 per share.

In determining the Exchange Ratios, RXF took into consideration the interest of its potential investors to have Exchange Ratios for each of the Selected REITs be based on share prices set at a premium to metrics such as book value or the prices reported in small private transactions, using reliable sources of information. We also considered RXF’s own investment objectives as described elsewhere in this prospectus that depend, in part, on the participation of a significant number of Selected REIT investors.

By using the greater of (i) the most recent reported estimated price, or (ii) the highest redemption price for each Selected REIT to calculate the Exchange Ratios, we believe investors will have a meaningful incentive to participate in the Exchange Offers.

In determining the Exchange Ratios, RXF has made no independent valuation analysis of any Selected REIT or performed any review or diligence investigation other than a review of the filings made by Selected REITs with the SEC.  In particular, RXF has not performed, with respect to any Selected REIT, any analysis of: its liquidation value; its value as a multiple of funds from operations or other formulation of operating cash flow; the values that might be obtained by applying various assumed capitalization rates to its historical financial results; the values that might be derived from using any discounted cash flow analysis; or the values that might be obtained from a Selected REIT undergoing a life cycle or other liquidity event (such as a sale of its assets or an initial public offering). In addition, RXF has undertaken no analysis of the Selected REITs on a comparative basis to determine their relative valuations.

The table below shows the prices considered in setting the Exchange Ratios, the price per share of the Selected REIT used to calculate each Exchange Ratio, and the Exchange Ratios.

Selected REIT	Latest Reported Estimated Share Price	Highest Available Redemption Price (2)	Latest Book Value	Recently Reported Tender Price (3)	Price Used to Calculate Exchange Ratio	Exchange Ratio (4)
American Realty Capital Healthcare Trust, Inc.	$10.00	$10.00	$7.97	—	$10.00	0.4000
American Realty Capital New York Recovery REIT, Inc.	$10.00	$10.00	$7.08	—	$10.00	0.4000
Apple REIT Seven, Inc.	$11.00	$11.00	$6.87	$5.00	$11.00	0.4400
Apple REIT Eight, Inc.	$11.00	$11.00	$6.67	$3.50	$11.00	0.4400
Apple REIT Nine, Inc.	$10.25	$10.25	$7.37	$7.00	$10.25	0.4100
Apple REIT Ten, Inc.	$11.00	$11.00	$8.92	$5.25	$11.00	0.4400
Carey Watermark Investors Incorporated	$10.00	$10.00	$8.13	—	$10.00	0.4000
Carter Validus Mission Critical REIT, Inc.	$10.00	$10.00	$7.67	—	$10.00	0.4000
Chambers Street Properties	$10.00	$10.00	$6.64	—	$10.00	0.4000
CNL Lifestyle Properties, Inc.	$7.31	$7.31	$5.41	—	$7.31	0.2924
Cole Corporate Income Trust, Inc.	$10.00	$10.00	$8.15	—	$10.00	0.4000
Cole Credit Property Trust IV, Inc.	$10.00	$10.00	$8.20	—	$10.00	0.4000
Columbia Property Trust, Inc.	$7.33	$6.25	$5.78	—	$7.33	0.2932
Corporate Property Associates 16 - Global Incorporated	$8.70	$8.70	$6.12	—	$8.70	0.3480
Corporate Property Associates 17 - Global Incorporated	$10.00	$10.00	$7.86	—	$10.00	0.4000
Dividend Capital Diversified Property Fund Inc.	$6.70	$6.70	$4.19	—	$6.70	0.2680
Griffin-American Healthcare REIT II, Inc.	$10.22	$10.22	$7.60	—	$10.22	0.4088
Griffin Capital Essential Asset REIT, Inc.	$10.28	$10.28	$7.16	—	$10.28	0.4112
Hines Real Estate Investment Trust, Inc.	$7.61	$7.61	$4.55	$3.50	$7.61	0.3044
Industrial Income Trust Inc.	$10.40	$10.40	$7.75	—	$10.40	0.4160
Inland American Real Estate Trust, Inc.	$6.93	$6.93	$4.88	$4.25	$6.93	0.2772
Inland Diversified Real Estate Trust, Inc.	$10.00	$10.00	$8.14	—	$10.00	0.4000
KBS Legacy Partners Apartment REIT, Inc.	$10.68	$10.68	$6.73	—	$10.68	0.4272
KBS Real Estate Investment Trust II, Inc.	$10.29	$10.29	$6.98	—	$10.29	0.4116
KBS Real Estate Investment Trust III, Inc.	$10.00	$10.00	$7.63	—	$10.00	0.4000
Lightstone Value Plus Real Estate Investment Trust, Inc.	$11.80	$10.00	$11.46	$9.80	$11.80	0.4720
Northstar Real Estate Income Trust, Inc.	$10.00	$10.00	$8.60	—	$10.00	0.4000
Phillips Edison - ARC Shopping Center REIT Inc.	$10.00	$10.00	$7.73	—	$10.00	0.4000
Steadfast Income REIT, Inc.	$10.24	$10.24	$6.64	—	$10.24	0.4096
Strategic Storage Trust, Inc.	$10.79	$10.79	$5.39	—	$10.79	0.4316
United Development Funding IV	$20.00	$20.00	$17.17	—	$20.00	0.8000
Wells Core Office Income REIT, Inc.	$25.00	$22.75	$19.14	—	$25.00	1.0000

(1)	Based on the most recent reports filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended, for each Selected REIT. [-] indicates no value reported by Selected REIT.
(2)

While the Selected REITs from time to time offer to redeem shares at the indicated price, there may be restrictions on this redemption such that all shareholders who wish to redeem may not be able to sell their shares at the indicated price.

(3)	Prices indicated in most recent Selected REIT filings for offers to purchase shares by third parties in cash tender offers.
(4)	See “Terms of the Exchange.”

There can be no assurance that any offer price or the resulting Exchange Ratio for any Exchange Offer accurately reflects the fair market value of the Selected REIT shares being tendered for.  The pricing for Selected REIT shares in the Exchange Offers has not been evaluated, supported or verified by any third party valuation firm, investment banking firm or other financial expert, including RXF, the Adviser or their affiliates or principals.  No independent person has been retained to evaluate or render any opinion with respect to the fairness of the Exchange Offers and no representation is made by RXF or the Adviser or any of their affiliates as to such fairness. Other measures of the value of the Selected REIT shares may be relevant to holders of Selected REIT shares, who are urged to consider carefully all of the information contained herein and consult with their own advisers, tax, financial or otherwise, in evaluating the terms of the Exchange Offers before deciding whether to tender their shares.

Proration

If the number of shares in a Selected REIT validly tendered and not properly withdrawn on or prior to the Expiration Date of the applicable Exchange Offer is less than or equal to the number of shares sought in such Exchange Offer, we will exchange RXF Common Shares for all shares so tendered, upon the terms and subject to the conditions described in this prospectus. However, if holders tender more shares than we are seeking in any Exchange Offer, we will exchange RXF Common Shares for only the number of shares in that Selected REIT set forth in the table above for each Exchange Offer, pro rata according to the number of shares in that Selected REIT tendered by each holder.

In the event that proration is required, because of the difficulty of immediately determining the precise number of shares in Selected REITs to be accepted, we will announce the final results of proration as soon as practicable, but in no event later than five business days following the Expiration Date.

Fractional Shares

RXF will not issue fractional RXF Common Shares. The Exchange Agent will aggregate the fractional share entitlements. The Exchange Agent will then use an independent broker-dealer to sell whole RXF Common Shares obtained into the market commencing approximately 30 days after the closing of the Exchange Offers, and distribute the cash proceeds to RXF shareholders.

Expiration Date; Extensions; Termination; Amendments

Each of the Exchange Offers expires on the expiration date. The expiration date is 12:00 p.m., New York City time, on June 5, 2013, unless we, in our sole discretion, extend the period during which the Exchange Offer is open, in which event the expiration date is the latest time and date on which the Exchange Offer, as so extended by us, expires. We reserve the right to extend the Exchange Offer at any time prior to the expiration date by giving written notice to D.F. King & Co. Inc., or the Exchange Agent, and by timely public announcement communicated in accordance with applicable law or regulation. During any extension of the Exchange Offer, all shares in Selected REITs previously tendered pursuant to an Exchange Offer and not validly withdrawn will remain subject to the Exchange Offer.

We expressly reserve the right to (i) terminate Exchange Offers and not accept for exchange any shares in Selected REITs if any of the events set forth below under “Conditions to the Exchange Offer” shall have occurred and shall not have been waived by us, and (ii) amend the terms of the Exchange Offer in any manner, whether before or after any tender of the shares in Selected REITs. If any such termination or amendment occurs, we will notify the Exchange Agent in writing and will either issue a press release or give written notice to the holders of the shares in Selected REITs as promptly as practicable. Unless we terminate the Exchange Offer prior to 12:00 a.m., New York City time, on the expiration date, we will exchange the shares in Selected REITs for RXF Common Shares on the exchange date. The share exchange will occur promptly after the expiration date.

If we waive any material condition to the Exchange Offers, or amend the Exchange Offers in any other material respect, and if at the time that notice of such waiver or amendment is first published, sent or given to holders of shares in Selected REITs in the manner specified above, the exchange offer is scheduled to expire at any time earlier than the expiration of a period ending on the fifth business day from, and including, the date that such notice is first so published, sent or given, then each of the Exchange Offers will be extended until the expiration of such period of five business days, except where such amendment relates to the Exchange Ratio. In such case, if at the time that notice of such waiver or amendment, relating to the Exchange Ratio is first published, sent or given to holders of shares in the Selected REITs in the manner specified above, the Exchange Offers are scheduled to expire at any time earlier than the expiration of a period ending on the tenth business day, from and including, the date that such notice is first published, sent or given, then each of the Exchange Offers will be extended until the expiration of such  period of ten business days.

This prospectus, the related letters of transmittal and other relevant materials will be furnished to brokers, banks and similar persons whose names, or the names of whose nominees, appear on the lists of holders for subsequent transmittal to beneficial owners of RXF Common Shares.

How to Tender

The tender to us of some or all of your shares in Selected REITs pursuant to one of the procedures set forth below will constitute an agreement between you and us in accordance with the terms and subject to the conditions set forth herein and in the applicable letter of transmittal.

General Procedures. A holder of shares in Selected REITs may tender such shares by properly completing and signing the applicable letter of transmittal or a facsimile thereof (all references in this prospectus to the letter of transmittal shall be deemed to include a facsimile thereof) and delivering it, together with a timely confirmation of a book-entry (a “Book-Entry Confirmation”), pursuant to the procedure described below (or by delivering any certificate representing shares in Selected REITs being tendered), and any required signature guarantees, to the Exchange Agent at its address set forth on the back cover of this prospectus on or prior to the expiration date.

The tendered shares in Selected REITs must be endorsed or accompanied by written instruments of transfer in form satisfactory to us and duly executed by the registered holder and the signature on the endorsement or instrument of transfer must be guaranteed by a firm, which we refer to as an Eligible Institution, that is a member of a recognized signature guarantee medallion program, which we refer to as an Eligible Program, within the meaning of Rule 17Ad-15 under the Exchange Act.

Any beneficial owner whose shares in Selected REITs are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender shares in Selected REITs should contact such holder promptly and instruct such holder to tender shares in Selected REITs on such beneficial owner’s behalf. If such beneficial owner wishes to tender such shares in Selected REITs himself, such beneficial owner must, prior to completing and executing the letter of transmittal and delivering such shares in Selected REITs, either make appropriate arrangements to register ownership of the shares in Selected REITs in such beneficial owner’s name or follow the procedures described in the immediately preceding paragraph. The transfer of record ownership may take considerable time.

Book-Entry Transfer. The Exchange Agent will establish an account with respect to the tendered shares in the Selected RElTs for purposes of the Exchange Offer (the “Book-Entry Transfer Account”), within a reasonable period of time after receipt of this prospectus, at any financial institution that is a registrar of any Selected REIT. Subject to the proper completion and delivery of the applicable letter of transmittal and any related documentation to the Exchange Agent, and in accordance with the Selected REIT’s procedures for transfer of shares, the registrar of the Selected REIT will make book-entry delivery of such tendered Selected REIT shares to the Book-Entry Transfer Account. Although delivery of shares in Selected REITs may be effected through book-entry transfer at a Selected REIT’s registrar, the letter of transmittal, with any required signature guarantees and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the back cover page of this prospectus on, or prior to, the expiration date,

The method of delivery of shares in Selected REITs and all other documents is at your election and risk. If sent by mail, we recommend that you use registered mail, return receipt requested, obtain proper insurance, and complete the mailing sufficiently in advance of the expiration date to permit delivery to the Exchange Agent on or before the expiration date.

A tender will be deemed to have been received as of the date when the tendering holder’s properly completed and duly signed letter of transmittal accompanied by a timely Book-Entry Confirmation (or by certificates representing shares in Selected REITs)

is received by the Exchange Agent. Issuances of RXF Common Shares in exchange for shares in Selected REITs tendered pursuant to a letter, telegram or facsimile transmission to similar effect (as provided above) by an Eligible Institution will be made only against deposit of the letter of transmittal (and any other required documents) and a timely Book-Entry Confirmation (or the certificates representing the tendered shares in Selected REITs).

All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of shares in Selected REITs will be determined by us and our determination will be final and binding. We reserve the absolute right to reject any or all tenders not in proper form or the acceptances for exchange of which may, in the opinion of our counsel, be unlawful. We also reserve the absolute right to waive any of the conditions of the Exchange Offer or any defect or irregularities in tenders of any particular holder whether or not similar defects or irregularities are waived in the case of other holders. None of us, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or shall incur any liability for failure to give any such notification. Our interpretation of the terms and conditions of the exchange offer (including the letters of transmittal and the instructions thereto) will be final and binding.

Terms and Conditions of the Letters of Transmittal

The letters of transmittal contain, among other things, the following terms and conditions, which are part of the Exchange Offers.

The party tendering shares in Selected REITs for exchange, whom we refer to as the Transferor, exchanges, assigns and transfers the shares in Selected REITs to us and irrevocably constitutes and appoints the Exchange Agent as the Transferor’s agent and attorney-in-fact to cause the shares in Selected REITs to be assigned, transferred and exchanged. The Transferor represents and warrants that it has full power and authority to tender, exchange, assign and transfer the shares in the Selected REITs and to acquire RXF Common Shares issuable upon the exchange of such tendered shares in Selected REITs, and that, when the shares in the Selected REITs are accepted for exchange, we will acquire good and unencumbered title to the tendered shares in Selected REITs, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The Transferor also warrants that it will, upon request, execute and deliver any additional documents deemed by us to be necessary or desirable to complete the exchange, assignment and transfer of tendered shares in Selected REITs. All authority conferred by the Transferor will survive the death or incapacity of the Transferor and every obligation of the Transferor shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of such Transferor.

See - “Terms of the Exchange.”

Withdrawal Rights

Shares in Selected REITs tendered in the Exchange Offers may be withdrawn at any time prior to the Expiration Date. In addition, unless we have already accepted the Selected REIT shares, the holder may withdraw its Selected REIT shares at any time after 12:00 a.m., New York City time on June 19, 2013. Except as otherwise provided herein, tenders of Selected REIT shares pursuant to each of the Exchange Offers are irrevocable.

For a withdrawal to be effective, a written or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at its address set forth on the back cover of this prospectus. Any such notice of withdrawal must specify the person named in the letter of transmittal as having tendered shares in Selected REITs to be withdrawn, the certificate numbers of shares in Selected REITs to be withdrawn, if any, the principal amount of shares in Selected REITs to be withdrawn (which must be an authorized denomination), a statement that such holder is withdrawing his election to have such shares in Selected REITs exchanged, and the name of the registered holder of such shares in Selected REITs, and must be signed by the holder in the same manner as the original signature on the letter of transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to us that the person withdrawing the tender has succeeded to the beneficial ownership of the shares in Selected REITs being withdrawn. The Exchange Agent will return the properly withdrawn shares in Selected REITs promptly following receipt of notice of withdrawal. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by us, and our determination will be final and binding on all parties.

Acceptance of Original Shares for Exchange; Delivery of RXF Common Shares

Upon the terms and subject to the conditions of the Exchange Offers, the acceptance for exchange of shares in Selected REITs validly tendered and not withdrawn and the issuance of RXF Common Shares will be made on the exchange date. For the purposes of the Exchange Offers, we shall be deemed to have accepted for exchange validly tendered Shares when, as and if we have given written notice thereof to the Exchange Agent.

The Exchange Agent will act as agent for the tendering holders of shares in Selected REITs for the purposes of receiving RXF Common Shares from us and causing the shares in Selected REITs to be assigned, transferred and exchanged. Upon the terms and subject to the conditions of the Exchange Offer, delivery of RXF Common Shares to be issued in exchange for accepted shares in Selected REITs will be made by the Exchange Agent promptly after acceptance of the tendered shares in Selected REITs.  Shares in Selected REITs not accepted for exchange by us will be returned without expense to the tendering holders (or, in the case of shares in Selected REITs tendered by book-entry transfer into the Exchange Agent’s account at the Book-Entry Transfer Facility pursuant to the procedures described above, such non-exchanged shares in Selected REITs will be credited to an account maintained with such Book-Entry Transfer Facility) promptly following the expiration date or, if we terminate the Exchange Offers prior to each applicable expiration date, promptly after the Exchange Offer is so terminated.

Conditions to the Exchange Offer

We are not required to accept for exchange, or to issue RXF Common Shares in exchange for, any issued and outstanding shares in Selected REITs. We may terminate or extend the Exchange Offers by oral or written notice to the Exchange Agent and by timely public announcement communicated in accordance with applicable law or regulation, if:

•                                          our board of directors shall have become aware of any fact that, in its reasonable judgment, does or will have a material adverse effect on the value of the shares in Selected REITs due to a change or development that has occurred or been threatened since the date hereof, in the business, properties, assets, liabilities, financial condition, operations or results of operations of a Selected REIT;

•                                          any federal law, statute, rule, regulation or interpretation of the staff of the SEC has been proposed, adopted or enacted that, in our reasonable judgment, might impair our ability to proceed with the Exchange Offers or otherwise make it inadvisable to proceed with the Exchange Offers;

•                                          the aggregate number of RXF Common Shares deliverable at the closing of the Exchange  Offers, in respect of all Selected REIT shares properly tendered into, and not withdrawn from the Exchange Offers, is fewer than 20 million;

•                                          a preliminary or permanent injunction or other order of any federal or state court, government or governmental authority or agency shall have been issued and shall remain in effect which (i) makes illegal, delays or otherwise directly or indirectly restrains or prohibits the making of the Exchange Offers or the acceptance of any shares in Selected REITs by RXF, (ii) imposes or confirms limitations on the ability of RXF effectively to exercise full rights of ownership of any shares in Selected REITs, including, without limitation, the right to vote any shares in Selected REITs acquired by RXF pursuant to the Exchange Offer or otherwise on all matters properly presented to the holders of RXF Common Shares, or (iii) requires divestiture by RXF of any Selected REIT shares;

•                                          there shall have occurred (i) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market in the United States, (ii) a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States, (iii) any limitation by any governmental authority on, or other event which might affect, the extension of credit by lending institutions or result in any imposition of currency controls in the United States, (iv) the commencement of a war, armed hostilities or other national or international calamity directly or indirectly involving the United States, (v) a material change in United States or other currency exchange rates or a suspension of a limitation on the markets thereof, or (vi) in the case of any of the foregoing existing at the time of the commencement of an Exchange Offer, a material acceleration or worsening thereof; or

•                                          any stop order is threatened or in effect with respect to the registration statement of which this prospectus is a part.

The foregoing conditions are for our sole benefit and may be asserted by us with respect to all or any portion of the Exchange Offers regardless of the circumstances (including any action or inaction by us) giving rise to such condition or may be waived by us in whole or in part prior to the expiration of the Exchange Offers. The failure by us at any time to exercise any of the foregoing rights will not be deemed a waiver of any such right, and each right will be deemed an ongoing right which may be asserted at any time or from time to time.

Any determination by us concerning the fulfillment or non-fulfillment of any conditions will be final and binding upon all parties.

Information Agent, Exchange Agent

D.F. King & Co. Inc. has been appointed as the Information Agent and U.S. Bancorp serves as the Exchange Agent for the Exchange Offers.  Letters of transmittal must be addressed to the Exchange Agent at its address set forth on the back cover page of this prospectus. Delivery to an address other than as set forth herein, or transmissions of instructions via a facsimile or telex number other than the ones provided in this prospectus, will not constitute a valid delivery.

Solicitation of Tenders; Expenses

We have retained agents in connection with the Exchange Offers and, if permissible, we will compensate the brokers and dealers who communicate with the investors and facilitate completion of the Exchange Offers.  We will pay the Exchange Agent reasonable and customary fees for its services and will reimburse it for reasonable out-of-pocket expenses in connection therewith. Assuming we issue at least 20 million RXF Common Shares, the expenses to be incurred in connection with the Exchange Offers, including the fees and expenses of the Exchange Agent and printing, accounting and legal fees, will be paid by us and are estimated at approximately $10.1 million.

Affiliates of the Adviser may participate in the solicitation of tenders.

No dealer, salesperson or other individual has been authorized to give any information or to make any representations not contained in this prospectus in connection with the Exchange Offers. If given or made, such information or representations must not be relied upon as having been authorized by us. Neither the delivery of this prospectus nor any exchange made hereunder shall, under any circumstances, create any implication that there has been any change in our affairs since the respective dates as of which information is given in this prospectus.

The Exchange Offers are not being made to (nor will tenders be accepted from or on behalf of) holders of shares in Selected REITs in any jurisdiction in which the making of the Exchange Offers or the acceptance thereof would not be in compliance with the laws of such jurisdiction. However, we may, at our discretion, take such action as we may deem necessary to make the Exchange Offers in any such jurisdiction and extend the Exchange Offers to holders of shares in Selected REITs in such jurisdiction.  In any jurisdiction the securities laws or blue sky laws of which require the Exchange Offers to be made by a licensed broker or dealer, the Exchange Offers are being made on behalf of us by one or more registered brokers or dealers which are licensed under the laws of such jurisdiction.

Appraisal Rights

You will not have appraisal rights in connection with the Exchange Offers.

Material U.S. Federal Income Tax Consequences of the Exchange Offers

The following tax discussion relating to the material U.S. federal income tax consequences of an Exchange Offer is based on tax laws and regulations in effect on the date of this prospectus. These laws and regulations are subject to change, possibly with retroactive effect.  This discussion does not address all aspects of U.S. federal income taxation that may be relevant to holders of shares in Selected REITs, or to shareholders who may be subject to special tax treatment under the Code, including, without limitation, foreign and tax-exempt shareholders.  Shareholders of Selected REITs should consult a tax professional for the U.S. federal income tax consequences of an Exchange Offer in light of their own circumstances, as well as for information on foreign, state and local taxes which may apply.

A Transferor will recognize a gain or loss on the exchange of such shares for RXF Common Shares in an amount equal to the difference between (i) the sum of the fair market value of the RXF Common Shares received by the Transferor and any cash received in lieu of fractional shares of RXF and (ii) the Transferor’s adjusted tax basis in the shares of the Selected REIT exchanged therefor. A Transferor who recognizes a gain will be liable for tax on such gain, even though it may receive no cash in the exchange.  If a Transferor sells the RXF Common Shares received in an exchange for shares of a Selected REIT, the sales proceeds may be less than its tax liability with respect to the exchange, depending on the market price of the RXF Common Shares at the time of the sale. The deductibility of any loss recognized on the exchange will generally be subject to limitation. A Transferor’s tax basis in the RXF Common Shares received in exchange for the shares in a Selected REIT will equal the fair market value of such Selected REIT shares on the date of the exchange, and a Transferor’s holding period for such RXF Common Shares will begin on the following date.

To prevent the possible application of 31% backup federal income tax withholding, a Transferor must provide the Exchange Agent with such Transferor’s correct taxpayer identification number and make certain certifications, including that such Transferor is not subject to backup federal income tax withholding.  See - “U.S. Federal Income Tax Matters.”

USE OF PROCEEDS

RXF will not receive any proceeds from the Exchange Offers. In conjunction with the Exchange Offers, RXF has negotiated a term sheet for a working capital credit facility with the Lender, pursuant to which the Lender will provide up to $200 million. The availability of the financing is subject to customary terms and conditions. RXF will pay all of its offering costs and organizational costs from funds provided by the Working Capital Facility and funds provided by affiliates of the Investment Adviser. The Funds from the Working Capital Facility may also be used to pay the initial distribution and future distributions or dividends to holders of RXF Common Shares.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective and Initial Portfolio

Our primary investment objective is to generate high current income and our secondary objective is capital appreciation.  Our goal is to achieve these objectives by investing in the real estate market with diversification by (i) type of real estate asset (such as commercial, industrial, healthcare, hotel, residential, and other); (ii) by number of properties; (iii) investment manager; and (iv) geography. We intend to accomplish this initially by owning a diversified pool of shares in REITs and, in the future, by potentially adding new issues of non-traded REITs, other securities related to real estate and direct real estate investments.

We are offering to exchange RXF Common Shares for shares currently held by investors in certain non-traded, SEC-registered real estate investment trusts referred to in this prospectus as the “Selected REITs.”  We are organizing RXF and making the Exchange Offers, in order to provide current investors in the Selected REITs with an opportunity to receive RXF Common Shares in exchange for some or all of the Selected REIT shares held by such investors.

RXF’s initial portfolio will consist primarily of shares in Selected REITs validly tendered and accepted by us upon completion of our Exchange Offers.  In order to preserve the current income typically earned by investors in the Selected REITs.  Our board of directors has authorized us to make cash distributions to holders of RXF Common Shares equal to $1.75 per share on an annualized basis during the twelve-month period beginning with the closing of the Exchange Offers, payable quarterly commencing on the month-end that first occurs after the 90th day after the completion of the Exchange Offers subject to normal market conditions. Shares in the Selected REITs are not traded currently on a national securities exchange or in the over-the-counter market. We intend to list RXF’s Common Shares on the NYSE under the symbol “RXF.”

RXF is not intended as a complete investment program. There can be no assurance that RXF will achieve its investment objectives.

RXF’s initial portfolio will consist primarily of shares in the Selected REITs tendered in the Exchange Offers.  The Selected REITs were identified by the Fund’s Investment Adviser, with the goal of creating an initial portfolio that would, within the universe of registered, non-traded REITs, provide (i) the potential for continuing dividend payments with a meaningful yield; (ii) the ability to provide exposure to a portfolio of real estate assets diversified by sector; (iii) exposure to sophisticated management REIT teams; (iv) geographic diversity across North America; and (v) the opportunity to receive value when a Selected REIT either lists its shares for trading on a recognized securities market or otherwise restructures itself so as to provide liquidity to its holders. Upon consummation of the Exchange Offers, RXF has no intention of becoming an activist shareholder in any Selected REIT. If investors validly tender, and we accept, shares in all the Exchange Offers, RXF will hold an indirect interest in approximately 3,426 properties or investments of various types located in 49 U.S. states, managed by 20 different underlying investment advisers.

Investment Policies and Portfolio

RXF will seek to achieve its investment objective by investing in:

Registered, Non-Traded REITs.  At inception, RXF will be primarily invested in the common shares of Selected REITs.  These securities are registered with the SEC but are not traded on a national securities exchange or the over-the-counter market.  REITs are generally not taxed on income distributed to shareholders provided they distribute to their shareholders substantially all of their income and otherwise comply with the requirements of the Code.  As a result, REITs generally pay relatively high dividends (as compared to other types of companies).  In the case of Selected REITs, dividends typically consist of investment income and return of capital. RXF intends to collect and distribute at least 90% of the investment income portion of these dividends (net of expenses) in order to meet its objective of high current income.  Initially, RXF’s current intention is to invest virtually all of its total assets in common stocks of the Selected REITs or in cash or cash equivalents, while offering RXF investors the benefit of liquidity in a publicly-traded security. In the future, the actual percentage of Selected REIT common stock in its portfolio may change to include other types of illiquid, income-producing securities or direct real estate investments.

The policy referred to above of investing in the illiquid Selected REITs and the Fund’s concentration of its investments in the real estate industry make the Fund more susceptible to adverse economic or regulatory occurrences affecting these sectors than it would otherwise be if it invested in more diversified sectors of the economy.

Other Illiquid Securities.  Under normal market conditions, RXF intends initially to concentrate its income-producing investments in the Selected REITs.  The Fund may invest a portion of its total assets in other illiquid or non-traded income-producing illiquid securities.  Certain of these securities may be restricted securities that may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.  Illiquid securities will be priced at fair value as determined in good faith by our board of directors or its delegate.

Listed Securities. Although RXF does not currently intend to invest in listed but illiquid securities (i.e., listed securities that are otherwise restricted from general exchange), it may invest a portion of its total assets in publicly-traded, income-producing securities for which management determines there are capital markets characteristics similar to the Selected REITs (i.e. illiquidity) such that investors would find an exchange for Fund shares attractive.

Real Estate. The Fund may invest directly in real estate assets if doing so would not be inconsistent with maintaining its status as a REIT for federal income tax purposes.

Other Investment Companies.  RXF may invest a portion of its total assets in securities of other open- or closed-end investment companies, including exchange traded funds that invest primarily in securities of the types in which the Fund may invest directly.  The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of a liquidity event at a Selected REIT or the sale by the Fund of a substantial portfolio investment.  As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and other fees and expenses with respect to assets so invested.  Holders of RXF Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.  The Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to other available options.  The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject.  As described in the sections entitled “Use of Leverage” and “Use of Leverage — Leverage Risks,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund.  In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Adviser.

Additional investment policies include:

Diversification. Subject to meeting the diversification requirements of the 1940 Act and of the provisions of the Code applicable to qualification as a REIT, RXF will seek to maintain reasonable portfolio diversification by type of real estate asset (such as commercial, industrial, healthcare, hotel, residential, and other), by number of properties, by investment manager, and by geography.

Compliance with Sponsor Rules. RXF will limit the size of the exchange with each of the Selected REITs, and will manage the portfolio after the Exchange, so as to comply with the Selected REITs’ governance limitations on ownership by a single entity. In general, Selected REITs’ organizational documents limit any single investor from holding more than 9.8% or 9.9% of the outstanding shares of that Selected REIT, although in some cases the limitation may be less.

Strategic Transactions. RXF may, but is not required to, use various strategic transactions described below to facilitate portfolio management and principally to mitigate risk to short term cash assets prior to distribution as dividends. Such strategic transactions are generally accepted under modern portfolio management practices and are regularly used by many closed-end funds and other institutional investors. Although the Adviser seeks to use the practices to further RXF’s investment objective, no assurance can be given that these practices will achieve this result.  RXF may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, or credit transactions and credit default swaps. RXF also may purchase derivative instruments that combine features of these instruments. Collectively, the transactions above are referred to as “Strategic Transactions.” RXF generally may use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for RXF’s portfolio, protect the value of RXF’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of RXF, manage the effective maturity or duration of RXF’s portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Strategic Transactions have risks, including the imperfect correlation between the value of such derivative instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions may depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require RXF to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation RXF can realize on an investment, or may cause RXF to hold a security that it might otherwise sell. Additionally, amounts paid by RXF as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to RXF for investment purposes.

USE OF FINANCIAL LEVERAGE

RXF may employ leverage through (i) the issuance of senior securities representing indebtedness, including borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (collectively, “Indebtedness”), (ii) derivatives or economically similar transactions (collectively with Indebtedness, “Financial Leverage”). RXF may utilize Financial Leverage up to the limits imposed by the 1940 Act. So long as the net rate of return on RXF’s investments purchased with the proceeds of Financial Leverage exceeds the cost of such Financial Leverage, such excess amounts will be available to pay higher distributions to holders of RXF Common Shares. Under current market conditions, RXF initially expects to utilize Financial Leverage such that the aggregate amount of Financial Leverage is not expected to exceed 25% of RXF’s Managed Assets (including the proceeds of such Financial Leverage). There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period in which it might be employed.

Indebtedness

Under the 1940 Act, RXF generally is not permitted to issue Indebtedness unless, immediately after the Indebtedness the principal amount represented by Indebtedness is 33 1/3% of the value of RXF’s total assets less liabilities. Similarly, RXF generally is not permitted to declare any cash dividend or other distribution on the RXF Common Shares unless, at the time of such declaration other than the principal amount represented by Indebtedness is at least 33 1/3% of the value of RXF’s total assets, less liabilities after deducting the amount of such dividend or other distribution. If RXF utilizes Indebtedness, RXF intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding Indebtedness to the extent necessary to maintain the required asset coverage. RXF may also utilize Indebtedness in excess of such limit for temporary purposes such as the settlement of transactions.

Certain types of Indebtedness subject RXF to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain Indebtedness issued by RXF also may subject RXF to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Indebtedness. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing RXF’s portfolio in accordance with RXF’s investment objective and policies.

Working Capital Facility

We have negotiated a term sheet for a working capital credit facility with an affiliate of an NYSE-listed, global investment manager with more than $50 billion of assets under management, pursuant to which the Lender would provide up to $200 million. The availability of the financing is subject to customary terms and conditions. The terms and conditions of the loan agreements entered into among the Fund and the Lender will be provided by amendment.

RISKS

Investors should consider the following risk factors and special considerations associated with investing in RXF. An investment in RXF is subject to investment risk, including the possible loss of the entire principal amount that you invest.

No Operating History

RXF is a newly-organized, non-diversified, closed-end management investment company with no operating history.

Not a Complete Investment Program

An investment in RXF Common Shares should not be considered a complete investment program. RXF is intended for investors seeking risk-adjusted total return, with an emphasis on current income. Each holder of RXF Common Shares should take into account RXF’s investment objectives.

Investment and Market Risk

An investment in RXF Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in RXF Common Shares represents an indirect investment in the securities owned by RXF. The value of the securities owned by RXF will affect the value of your RXF Common Shares. At any point in time, your RXF Common Shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.

Management Risk

The Fund’s assets will initially be invested predominantly in the Selected REITs, each of which is managed independently from RXF.  Subject to the outcome of the Exchange Offers, RXF’s initial portfolio will contain shares from up to 33 Selected REITs. RXF will be subject to risk related to decisions made and strategies implemented by the management of the Selected REITs.  In the future, RXF may make other direct and indirect investments in real estate.  The Adviser will apply investment techniques and risk analysis in making investment decisions for RXF, but there can be no guarantee that these will produce the desired results.  In the future, RXF’s allocation of its investments among specific sectors and types of securities within those broader classifications may vary significantly over time based on the Adviser’s analysis and judgment. As a result, the particular risks most relevant to an investment in RXF, as well as the overall risk profile of RXF’s portfolio, may vary over time. It is possible that the management of the Selected REITs or, in the future, the Adviser will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Income Risk

The income investors receive from RXF is based, in part, on the income RXF will receive from the shares in the Selected REITs.  RXF’s income may eventually be based on lease and rental rates from direct real estate investment or from income derived from related securities in which it invests directly.  If dividends from the Selected REITs or income from direct investments decline, investors’ income from RXF could decline as well. To the extent RXF is borrowing in order to meet its obligations, then RXF’s income could also be adversely affected when prevailing short-term interest rates increase.

Special Risks Related to Real Estate

Substantially all of RXF’s initial assets will be concentrated in common stock of the Selected REITs.  The Selected REITs’ ability to pay dividends and return capital is dependent on the performance of their underlying real estate portfolios.  In the future, RXF may make direct investments in real estate or related securities.  As a result, your investment in RXF will be significantly affected by the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Property prices also may drop because of the failure of borrowers to pay their loans and poor management. Many REITs, including the Selected REITs, utilize leverage which increases investment risk and could adversely affect their operations in periods of rising interest rates as well as risks normally associated with debt financing. Dividends from the Selected REITs or earnings from direct real estate investments depend on the amount of income and capital appreciation generated by the related properties.  Income and real estate values may also be adversely affected by changes in such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the Select REITs or RXF to make payments of any interest and principal on its debt securities, pay dividends, or return capital will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned either by the Selected REITs or by RXF is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of the Selected REITs or of RXF to vary portfolios promptly in response to changes in economic or other conditions is limited. The Selected REITs and/or RXF may also have joint venture investments in certain of their properties and, consequently, their ability to control decisions relating to such properties may be limited.

In addition, there are risks associated with particular sectors of real estate investments.

Retail Properties

The value of retail properties are affected by economic uncertainties and contingencies, and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

Office Properties

The value of office properties are affected by economic uncertainties and contingencies and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

Hotel Properties

The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare Properties

Healthcare properties and healthcare providers are affected by factors including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Multifamily Properties

The value and successful operation of a multifamily property may be affected by such factors as management’s ability to provide competitive residential amenities, oversupply of units from the presence of competing properties, local economic conditions, and laws affecting such properties, such as rent control laws.

Special Risks Related to the Non-Traded REIT Market

Non-traded REITs achieve Life Cycle Events through: (i) mergers with, or acquisition by, a third party; (ii) public offerings of their shares; or (iii) the sale of REIT assets. The ability of any Selected REIT to achieve a Life Cycle Event, and the valuation of the Selected REIT’s shares from such an event, can be affected by conditions in the general economy and in the capital markets. Economic factors include levels of employment and rates of economic growth, either in the economy as a whole or in certain geographic or industry sectors specific to a Selected REIT. Risks related to debt and equity capital markets include, but are not limited to, market receptivity to public offerings of securities, the level of activity in the merger and acquisition markets, and the premiums paid in those markets. If the Selected REITs do not undergo a Life Cycle Event, or if the values for Selected REITs obtained in their Life Cycle Event are lower than might otherwise be expected, it could result in reduced cash flow to RXF which could, in turn, adversely affect RXF’s operations, its ability to make distributions, and the value of RXF Common Shares.

Non-traded REITs have been the subject of a high degree of scrutiny and legal action by regulators and investors. In addition, there has been, and continues to be, reports in the media focused on the sales and reporting practices in the non-traded REIT market. Certain non-traded REITs, including some of the Selected REITs and their distribution partners, have been the subject of disputes, investigations, and in certain cases, financial settlements with investors and regulators. These factors may have a negative impact on the valuation of shares in the Selected REITs, regardless of whether any individual Selected REIT is the target of scrutiny or legal action which could adversely affect the value of RXF Common Shares.

In the event RXF needs to obtain liquidity to fund operations or make distributions to shareholders, it may be able to redeem shares of Selected REITs that it obtains in the Exchange Offers. The redemption programs of the Selected REITs may be curtailed or eliminated at the discretion of the management of such issuers. While it is RXF’s objective to hold the shares of the Selected REITs until the occurrence of a Life Cycle Event, RXF’s inability to access a Selected REIT’s redemption program for any reason could adversely affect RXF’s ability to obtain the cash it could need to fund future operations or distributions, which could have a negative impact on the value of RXF Common Shares.

Insurance Risk

Certain of the Selected REITs may carry comprehensive liability, fire, flood, earthquake coverage and rental loss insurance with various policy specifications, limits and deductibles that apply to their underlying investments. Although RXF will have an indirect interest in a large number of properties and real estate securities reflecting wide geographical diversity within North America, should any type of uninsured loss occur, the Selected REITs could lose their investment in, and anticipated profits and cash flows from, the uninsured property or properties.  This could adversely affect RXF’s investment performance.

Credit Risk

Certain of the Selected REITs or other future holdings of RXF may be highly leveraged and financial covenants may affect their ability to operate effectively.

Environmental Issues

In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a Selected REIT, or RXF, may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such Selected REIT and, as a result, the amount available to make distributions on shares of RXF could be reduced.

Smaller Companies, RXF Liquidity Risk

At the time of the Exchange Offer, RXF’s portfolio will consist primarily of the Selected REITs which are not publicly traded.  In the long term, RXF may invest in certain less liquid publicly traded REITs (“Public REITs”).  Even the larger publicly traded REITs tend to be small to medium-sized companies in relation to the equity markets as a whole. Such publicly traded REIT shares, therefore, can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Further, smaller companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller company’s stock price than is the case for a larger company.

REIT Qualification Issues

REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that RXF may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, potentially significantly reducing the return to RXF on its investment in such company. REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended.

Inflation Risk

Periods of inflation may create an environment in which higher lease and rental rates generate increased income for the Selected REITs or for RXF if it holds direct real estate investments.  However, there may be delays between the periods in which the Selected REITs can generate higher income and the periods when they distribute that income to RXF in the form of higher dividends which, in turn, can be distributed as dividends to RXF shareholders.  In addition, inflation may lead to increases in the operating costs of Selected REITS or RXF that are greater than their related respective inflationary increases in income.  This, in turn, could lead to declining income and dividends available as income to RXF.

Financial Leverage Risk

Use of Financial Leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful.

Volatility Risk

If in the future, RXF decides to use Financial Leverage to a significant degree, it may cause the net asset value, and possibly the market price, of RXF Common Shares to fluctuate significantly in response to changes in interest rates and other economic indicators. As a result, the net asset value and market price of RXF Common Shares will be more volatile than those of a closed-end management investment company that is not exposed to leverage.

Strategic Transactions Risk

RXF may engage in various Strategic Transactions principally related to excess capital that may be available for purposes other than payment of dividends.  The purpose of the Strategic Transactions would be to protect capital, to earn income, or to enhance total return. While RXF does not intend to use Strategic Transactions extensively, they involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Furthermore, RXF’s ability to successfully use strategic transactions depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require RXF to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation RXF can realize on an investment or may cause RXF to hold a security that it might otherwise sell. Additionally, amounts paid by RXF as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to RXF for investment purposes. Various legislative and regulatory initiatives may affect the availability, liquidity and cost of derivative instruments, limit or restrict the ability of RXF to use certain derivative instruments or transact with certain counterparties as a part of its investment strategy, increase the costs of Strategic Transactions or make them less effective.

RXF may make short sales of securities as part of its Strategic Transactions. A short sale is a transaction in which RXF sells a security it does not own. If the price of the security sold short increases between the time of the short sale and the time RXF replaces the borrowed security, RXF will incur a loss; conversely, if the price declines, RXF will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by RXF, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although RXF’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Exchange Offer Related Risk.

There can be no assurance that all Exchange Offers, or any specific Exchange Offer, will close or, even if closed, will result in RXF acquiring a significant number of the shares of any Selected REIT.  Although we will not close any Exchange Offer unless we can close concurrently enough Exchange Offers to result in the issuance of at least 20 million RXF Common Shares, we have not imposed any other conditions relating to the size, composition or other characteristics of the Selected REIT shares we will obtain from the Exchange Offers that do close. Accordingly, the initial portfolio of Selected REIT shares held by RXF may be less diversified — by industry sector, management team, maturity of the underlying real estate portfolio or geography — than suggested by the table of Selected REITs identified elsewhere in this document.  Moreover, even if we close each Exchange Offer, we may receive less than the maximum number of shares we are tendering for, thereby also potentially resulting in an initial portfolio that is less diversified than we would have if we closed each Exchange Offer for the maximum amount.

Recent Market Developments Risk

Global and domestic financial markets have experienced periods of unprecedented turmoil during the past several years. The debt and equity capital markets in the United States have been negatively affected by a wide variety of factors at various times including, but not limited to, instability in the Middle East, the slowing growth of the Chinese economy, European financial system and sovereign debt volatility, and delays in Federal government resolution of rules related to borrowing limits. These events, along with others, may lead to worsening general economic conditions and challenges to growth. RXF’s initial portfolio will consist primarily of shares of the Selected REITs. Because these Selected REITs are not publicly traded, their fair values are not determined in the capital markets. However, RXF may invest in certain public securities for which recent developments, such as the ones listed here, may increase price volatility. These risks may also make it more difficult for RXF to accurately value its securities or to sell its liquid securities on a timely basis.  They may adversely affect the ability of RXF to borrow for investment purposes and increase the cost of such borrowings, which could reduce dividends and distributions to the holders of RXF Common Shares. These developments may adversely affect the broader economy, and may continue to do so, which in turn may adversely affect the public markets.

U.S. Government Securities Risk

U.S. Government securities historically have not involved the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate. In August, 2011, Standard & Poor’s lowered its long-term sovereign credit rating on the U.S. to “AA+” from “AAA.” Any further downgrades of the U.S. credit rating could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields, and increase the costs of all kinds of debt.

Legislation and Regulation Risk

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, has resulted in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others: a reorganization of federal financial regulators; the creation of a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; the enactment of new rules for derivatives trading; the creation of a consumer financial protection watchdog; the regulation of rating agencies; and the enactment of new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect RXF or its counterparties. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers of securities in which RXF invests may also be affected by the new legislation and regulation in ways that are currently unknown and unforeseeable.

In connection with an ongoing review by the SEC of the regulation of investment companies’ use of derivatives, in August, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of a possible option strategy by RXF, which could have an adverse impact on RXF. The Adviser cannot predict the effects of these regulations on RXF’s portfolio. The Adviser intends to monitor developments and seek to manage RXF’s portfolio in a manner consistent with achieving RXF’s investment objective, but there can be no assurance that they will be successful in doing so.

In February, 2012, the U.S. Commodity Futures Trading Commission (“CFTC”) adopted amendments to its rules relating to the ability of an investment adviser to a registered investment company to claim an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”). If the Adviser is unable to claim the exclusion with respect to RXF, the Adviser would become subject to registration and regulation as a commodity pool operator, which would subject the Adviser and RXF to additional registration and regulatory requirements and increased operating expenses. RXF intends to limit its investments such that the Adviser may continue to claim the exclusion with respect to RXF, which may limit RXF’s ability to use certain Strategic Transactions, including futures, options on futures and swaps.

Certain rules related to these amendments have not yet been finalized or proposed and as a result the impact of the rule changes on the operations of the Adviser or RXF is not fully known at this time.

At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets or operations of RXF or the Selected REITs. Changing approaches to regulation may have a negative impact on RXF or entities in which RXF invests. Legislation or regulation may also change the way in which RXF itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on RXF or will not impair the ability of RXF to achieve its investment objective.

Risk Associated with Government Intervention in Financial Markets

The instability in the financial markets discussed above has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Governments or their agencies have acquired distressed assets from financial institutions and ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of RXF’s portfolio holdings. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which RXF invests, or the issuers of such instruments.

Market Discount Risk

Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that RXF’s net asset value could decrease as a result of its investment activities.  Although RXF’s net asset value is generally considered by market participants in determining whether to purchase or sell RXF Common Shares, whether investors will realize gains or losses upon the sale of RXF Common Shares will depend entirely upon whether the market price of RXF Common Shares at the time of sale is above or below the investor’s purchase price for RXF Common Shares. Because the market price of RXF Common Shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for RXF Common Shares, stability of dividends or distributions, trading volume of RXF Common Shares, general market and economic conditions and other factors beyond the control of RXF, RXF cannot predict whether RXF Common Shares will trade at, below or above net asset value or at, below or above the initial price used to calculate the exchange ratio in the Exchange Offers. This risk may be greater for investors expecting to sell their RXF Common Shares soon after the completion of the Exchange Offers, as the net asset value of RXF Common Shares will be reduced immediately following the offering as a result of the payment of certain offering costs.

Tax Risk

If RXF fails to qualify as a REIT in any taxable year, and the statutory relief provisions of the Code do not apply, RXF will be subject to income tax on all of its taxable income at regular corporate rates, without allowance of a deduction for dividends paid.  This would substantially reduce funds available for RXF to distribute to its shareholders. The failure of any Selected REIT, or any other company in which RXF invests and which purports to be REIT, to qualify as a REIT could have an adverse effect on RXF’s ability to satisfy the income, asset and other requirements that RXF must satisfy in order to qualify as a REIT in any taxable year.

Anti-Takeover Provisions

The Fund’s Articles of Incorporation and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end management investment company. These provisions could deprive holders of RXF Common Shares of opportunities to sell their RXF Common Shares at the net asset value per share or at a premium over the then-current market price of RXF Common Shares, outside of tender offers by the Fund, if any.

MANAGEMENT OF THE FUND

Investment Manager

Spring Asset Management LLC (“Spring” the “Investment Adviser” or the “Adviser”) will be the Adviser to RXF. Spring is an affiliate of Terrapin Asset Management LLC (“TAM”), a registered investment adviser, established in 2001.  Spring is also an affiliate of Terrapin Partners LLC (“Terrapin Partners”), a private equity investment firm.

As of March 1, 2013, TAM had more than $390 million of assets under management. TAM services more than 200 limited partners in various private funds. TAM is an alternative investment manager and adviser that allocates and recommends for allocation client and principal assets primarily to a diversified set of hedge funds but also to funds investing in real estate, private equity, energy, venture capital, natural resources, and agriculture.

Terrapin Partners, established in 1998, is a private equity investment firm. Between 2004 and 2008, Terrapin Partners was the sponsor of two special purpose acquisition companies (“SPACs”) that raised approximately $2.2 billion of equity and debt in two separate transactions for the leveraged recapitalization of Great Lakes Dredge and Dock Corporation, the largest dredging company in North America, and for the acquisition of the paper and packaging assets of Boise Cascade, LLC, creating Boise, Inc., the third largest paper company in the U.S.

Initially, the employees of Spring will be responsible for the management of RXF and the portfolio of shares in Selected REITs that are validly tendered and accepted by us.

Investment Management Agreement

The Adviser will act as the investment adviser to the Fund pursuant to an investment management agreement (the “Investment Management Agreement”). Pursuant to the Investment Management Agreement, the Fund will pay the Investment Adviser a fee, payable at the beginning of each calendar quarter, at an annual rate equal to 1.25% of the Fund’s Managed Assets during the prior quarter for the services provided by the Investment Adviser to the Fund.  Managed Assets with respect to a particular quarter is the aggregate value of the Selected REIT shares held by RXF, plus the total of other assets managed by RXF, plus any Indebtedness.  The aggregate value of the Selected REIT shares will be determined based on the greater of their most recently reported estimated share price or net asset value per share.

Pursuant to the Investment Management Agreement, the Investment Adviser will be responsible for managing the portfolio of the Fund in accordance with its stated investment objective and policies, making investment decisions for the Fund, placing orders to purchase and sell securities on behalf of the Fund and managing the other business and affairs of the Fund, all subject to the supervision and direction of our board of directors.

A discussion regarding the basis for the approval of the Investment Management Agreement by our board of directors will be available in the Fund’s initial annual report to shareholders, for the period ending December 31, 2013.

NET ASSET VALUE

With regard to securities other than the Selected REITs or similar securities that disclose a NAV held in  RXF’s portfolio, under procedures established by our board of directors, we value investments, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value).

Investments that are not publicly traded, or whose market quotations are not readily available, are valued at fair value as determined in good faith by or under the direction of our board of directors. Such determination of fair value may involve subjective judgments and estimates.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our board of directors has approved a quarterly multi-step valuation process, as described below:

(1) our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Investment Adviser responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and discussed with senior management of our Investment Adviser;

(3) independent valuation firms may be engaged by our board of directors to conduct independent appraisals by reviewing our Investment Adviser’s preliminary valuations and then making their own independent assessment;

(4) the audit committee of the board of directors reviews the preliminary valuation of our Investment Adviser, and any review of the Adviser’s procedures that may have been prepared by the independent valuation firm(s), and responds to the valuation recommendation of the Adviser and/or the independent valuation firm to reflect any comments; and

(5) the board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our Investment Adviser, the respective independent valuation firm(s) that may have been consulted, and the audit committee.

Accounting Standards Codification Topic 820 (“ASC 820”) classifies the inputs used to measure the fair values of assets into the following hierarchy:

Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by RXF at the measurement date.

Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement falls has been determined based on the lowest level of any input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

TRANSACTION FEES

Broker Fee

Provided it is permissible, we may pay certain brokers and financial advisors, who facilitate the tender of shares in the selected REITs, a fee to assist us in receiving title to the shares in Selected REITs we are seeking to acquire pursuant to an Exchange Offer. Such fee may amount to as much as $0.25 per share up to a maximum of $5,000 per client.  The fee is intended to compensate brokers and financial advisors for communicating with the investors and facilitating completion of Exchange Offer documents.

DESCRIPTION OF CAPITAL STOCK, LONG-TERM DEBT,
AND OTHER SECURITIES

The following is a brief description of the terms of the capital stock of the Fund. This description does not purport to be complete and is qualified by reference to the Fund’s Articles of Incorporation.

RXF Common Shares

The Fund is authorized to issue 1,000,000,000 shares of its common stock $0.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. All RXF Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

Any additional offerings of RXF Common Shares will require approval by the board of directors. Any additional offering of RXF Common Shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, except in connection with an offering to existing common shareholders or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund’s RXF Common Shares are expected to be listed on the NYSE, subject to notice of issuance, under the symbol “RXF.”

The Fund’s net asset value per common share generally increases and decreases based on the market value of the Fund’s securities.

As of the date of this prospectus, Spring Asset Management LLC owned of record and beneficially 0 RXF Common Shares, constituting 0% of the outstanding shares of the Fund.

The Fund does not expect to issue certificates for RXF Common Shares.

Borrowings

The Fund’s Articles of Incorporation provide that our board of directors may authorize the borrowing of money by the Fund, without the approval of the holders of the RXF Common Shares. The Fund may issue notes or other evidences of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Fund’s assets as security. In connection with such borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Any such borrowings would be subject to the limits imposed by the 1940 Act, which generally limits the principal amount represented by such Indebtedness to 33 1/3% of the value of RXF’s total assets less liabilities. In addition, agreements related to such borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. Any borrowing by the Fund, other than for temporary purposes, would constitute Financial Leverage and would entail special risks to the holder of RXF Common Shares.

DIVIDENDS AND DISTRIBUTIONS

Dividend Policy

Subject to the determination of our board of directors, RXF intends to make regular quarterly cash distributions to holders of RXF Common Shares. Our board of directors has authorized us to make cash distributions to holders of its RXF Common Shares equal to $1.75 per share on an annualized basis, during the twelve month period beginning with the closing of the Exchange Offers, payable quarterly commencing on the month-end that first occurs after the 90th day after the completion of the Exchange Offers, subject to normal market conditions.

Distributions can only be made after making interest and required principal payments on borrowings, if any, as well as making any required payments on any interest rate transactions. The Fund’s ability to pay dividends will depend on a number of factors, including the stability of income received from its investments and interest and required principal payments on borrowings, if any. At least annually, the Fund intends to distribute at least 90% of its ordinary taxable income after making interest and required principal payments on borrowings, if any. Initial distributions to holders of RXF Common Shares are expected to be declared approximately 60 days, and paid approximately 90 days, from the closing of the Exchange Offers, depending upon market conditions. The net income of the Fund consists of all income accrued on portfolio assets less all expenses of the Fund.  Expenses of the Fund are accrued each month. To permit the Fund to maintain a more stable quarterly distribution, the Fund may initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund’s net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s net asset value.

DIVIDEND REINVESTMENT PLAN

Under the Fund’s Dividend Reinvestment Plan, a holder of RXF Common Shares whose RXF Common Shares are registered in his or her own name will have all distributions reinvested automatically by U.S. Bancorp, which is agent under the Plan (the “Plan Agent”), unless the holder of RXF Common Shares elects to receive cash. Distributions with respect to RXF Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested in additional RXF Common Shares under the Plan, unless the broker or nominee does not participate in the Plan or the holder of RXF Common Shares elects to receive distributions in cash. Investors who own RXF Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by a dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact the Fund.

Under the Plan, the “average price” shall mean the average reported last sale price of the RXF Common Shares for the five trading days ending on the trading day prior to the dividend or distribution payment date. Whenever the average price of the RXF Common Shares is equal to or exceeds net asset value at the time the RXF Common Shares are valued for purposes of determining the number of RXF Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new RXF Common Shares from the Fund, valued at the lesser of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the RXF Common Shares. If the net asset value of the RXF Common Shares at the time of valuation exceeds the market price of the RXF Common Shares, the Plan Agent will buy the RXF Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Agent will endeavor to terminate purchases in the open market and cause the Fund to issue RXF Common Shares at the greater of net asset value or 95% of market price if, following the commencement of such purchases, the market price of the RXF Common Shares exceeds net asset value. There is no charge from the Fund for reinvestment of dividends or distributions in RXF Common Shares pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open-market purchases.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. RXF

Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant.

In the case of shareholders such as banks, brokers or nominees, which hold RXF Common Shares for others who are the beneficial owners, and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of RXF Common Shares certified from time to time by the holder of RXF Common Shares as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to the Plan Administrator.

CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION AND BYLAWS

RXF has provisions in its Articles of Incorporation and Bylaws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Our board of directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of stockholders in each year thereafter, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the board of directors. A director may be removed from office only for cause and then only by a vote of the holders of at least 75% of the votes entitled to be cast for the election of directors.

The affirmative vote of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of shares of outstanding stock are represented or (ii) more than 50% of the shares of outstanding stock is necessary to:

(i) authorize the conversion of the Fund from a closed-end to an open-end investment company;

(ii) modify or change a fundamental policy of the Fund;

(iii) amend its Articles of Incorporation to terminate the Fund’s existence; or

(iv) affect the fund’s registration under the 1940 Act.

However, the stockholder vote described above will not be required with respect to the foregoing transactions if they are approved by a vote of at least 75% of the Continuing Directors (as defined below). In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required. A “Continuing Director” is any member of our board of directors who has been a member since our inception, or is a successor of a Continuing Director and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on our board of directors.

The Fund has provisions in its Articles of Incorporation and Bylaws that authorize the Fund, to the maximum extent permitted by Maryland law, to indemnify any present or former director or officer from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Fund and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Fund to indemnify such person will be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Reference is made to the Articles of Incorporation and Bylaws of the Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their RXF Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. These provisions, however, offer several possible advantages. They may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the RXF Common Shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives.

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•                                          any person who beneficially owns ten percent or more of the voting power of the corporation’s shares; or

•                                          an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•                                          80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•                                          66 2/3% of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares. The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors prior to the time that the interested stockholder becomes an interested stockholder.

The business combination statute may discourage others from trying to acquire control of the Fund and increase the difficulty of consummating any offer.

CLOSED-END FUND STRUCTURE

Closed-end management investment companies (“closed-end funds”) differ from open-end management investment companies (commonly referred to as “mutual funds”) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end funds listed for trading on a securities exchange frequently trade at a discount from net asset value.  The market price may be affected by trading volume of the shares, general market and economic conditions, and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of RXF Common Shares being greater than, less than or equal to net asset value. Our board of directors has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. Investors should assume, therefore, that it is unlikely that our board of directors would vote to convert the Fund to an open-end management investment company for the foreseeable future.

REPURCHASE OF RXF COMMON SHARES

Repurchase of RXF Common Shares

Our board of directors will review periodically the trading range and activity of the Fund’s shares with respect to its net asset value and our board of directors may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for RXF Common Shares at less than or equal to net asset value. There can be no assurance that our board of directors will decide to undertake any of these actions or that, if undertaken, such actions would result in RXF Common Shares trading at a price equal to or close to net asset value per common share.

U.S. FEDERAL INCOME TAX MATTERS

The following tax information relating to certain U.S. federal income tax consequences of an investment in the Fund is based on tax laws and regulations in effect on the date of this prospectus.  These laws and regulations are subject to change, possibly with retroactive effect.  This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders, or to shareholders who may be subject to special tax treatment under the Code, including, without limitation, foreign and tax-exempt shareholders.  Shareholders should consult a tax professional for the tax consequences of investing in the Fund in light of their own circumstances, as well as for information on foreign, state and local taxes which may apply.  A statement that provides the federal income tax status of the Fund’s distributions will be sent to shareholders promptly after the end of each year.

Distributions to Shareholders.  Distributions by the Fund, other than capital gain dividends, will constitute ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits as determined for U.S. federal income tax purposes.  In general, ordinary dividends will be taxable as ordinary income and will not be eligible for the dividends-received deduction for corporate shareholders.  Ordinary dividends generally will not qualify as “qualified dividend income” currently taxed as net capital gain for U.S. shareholders that are individuals, trusts, or estates.  However, provided the Fund properly designates the distributions, distributions to shareholders that are individuals, trusts, or estates generally will constitute qualified dividend income taxed as net capital gain to the extent the shareholder (and, where applicable, the Fund) satisfies certain holding period requirements and to the extent the dividends are attributable to (i) qualified dividend income receive by the Fund from other corporations during the taxable year, and (ii) undistributed earnings or built-in gains taxed at the corporate level during the immediately preceding year.  The Fund does not anticipate distributing a significant amount of qualified dividend income.  Absent an extension, the favorable rates for qualified dividend income will not apply for taxable years beginning after December 31, 2012.

Distributions in excess of the Fund’s current and accumulated earnings and profits (a “return of capital distribution”) will be treated first as a tax-free return of capital, reducing the tax basis in a shareholder’s shares and thereby increasing the amount of gain (or decreasing the amount of loss) recognizable by the shareholder upon a subsequent disposition of its shares.  To the extent a return of capital distribution exceeds a shareholder’s tax basis in its shares; the distribution will be taxable as capital gain realized from the sale of such shares.

Dividends declared by the Fund in October, November or December and payable to a shareholder of record on a specified date in any such month shall be treated both as paid by the Fund and as received by the shareholder on December 31 of the year, provided that the dividend is actually paid during January of the following calendar year.

Distributions that are properly designated as capital gain dividends will be taxed as long-term capital gains (to the extent they do not exceed the Fund’s actual net capital gain for the taxable year) without regard to the period for which the shareholder has held its shares.  Capital gain dividends are not eligible for the dividends-received deduction for corporations.  The REIT provisions of the Code do not require the Fund to distribute its long-term capital gain, and it may elect to retain and pay income tax on its net long-term capital gains received during the taxable year.  If the Fund so elects for a taxable year, shareholders would include in income as long-term capital gains their proportionate share of retained net long-term capital gains for the taxable year.  A shareholder would be deemed to have paid its share of the tax paid by the Fund on such undistributed capital gains, which would be credited or refunded to the shareholder.  The shareholder’s basis in its shares would be increased by the amount of undistributed long-term capital gains (less the capital gains tax paid by the Fund) included in the shareholder’s long-term capital gains.

Distributions and dividends are subject to tax in the same manner whether paid in cash or in a taxable distribution of additional shares of the Fund, such as through the Fund’s Dividend Reinvestment Plan.  Shareholders receiving taxable dividends of shares will be required to include as dividend income the fair market value of the shares received plus any cash or other property received in the distribution, to the extent of the Fund’s current and accumulated earnings and profits for U.S. federal income tax purposes.  As a result, a shareholder may be required to pay tax with respect to such dividends in excess of the cash received.  If a shareholder sells the shares it receives as a dividend, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of the shares at the time of the sale.

Gain or Loss on Sale of Shares of the Fund.  A shareholder may recognize either a gain or loss when it sells shares of the Fund.  The gain or loss is the difference between the proceeds of the sale and the shareholder’s adjusted tax basis in the shares sold.  Any loss realized on a taxable sale of shares held for six months or less will be treated as a long-term capital loss, to the extent of the amount of capital gain dividends received on such shares.  If a shareholder sells shares of the Fund at a loss and purchases of the Fund within 30 days before or after the sale (a wash sale), a deduction for the loss is generally disallowed.

For a discussion of the tax consequences of the Exchange Offers:  See - “Material U.S. Federal Income Tax Consequences of the Exchange Offers.”

CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT
AND DIVIDEND-DISBURSING AGENT

U.S. Bank will serve as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the custodian will hold the Fund’s assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

U.S. Bancorp serves as administrator to the Fund. Pursuant to an administration agreement, the Investment Adviser is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Fund, (2) coordinating with and monitoring any other third parties furnishing services to the Fund, (3) supervising the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law, (4) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law, (5) preparing and, after approval by the Fund, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law, (6) preparing and, after approval by the Fund, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (7) reviewing and submitting to the officers of the Fund for their approval invoices or other requests for payment of the Fund’s expenses and instructing the custodian to issue checks in payment thereof and (8) taking such other action with respect to the Fund as may be necessary in the opinion of the administrator to perform its duties under the Administration Agreement. U.S. Bancorp also serves as the Fund’s dividend disbursing agent, Plan Agent under the Plan, transfer agent and registrar for RXF Common Shares.

LEGAL MATTERS

Certain legal matters will be passed on for the Fund by Kramer Levin Naftalis & Frankel LLP and [                ].

EXPERTS

Ernst & Young LLP is the independent registered public accounting firm of the Fund. The Fund’s independent registered public accounting firm is expected to render an opinion annually on the financial statements of the Fund.

ADDITIONAL INFORMATION

This prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act, and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and RXF Common Shares offered hereby. Any statements contained in this prospectus concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information, including without limitation, any personally identifiable information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Adviser and its delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

PROSPECTUS

REIT Exchange Fund, Inc.

Offer to Exchange

up to 421,440,184 shares in certain Selected REITs

for

RXF Common Shares

$25 per share

Prospectus dated           , 2013

Please deliver Letters of Transmittal and related documents to the Exchange Agent.

By Mail:	By Hand or Overnight Delivery Service:
U.S. Bancorp Fund Services, LLC PO BOX 701 Milwaukee, Wisconsin 53201	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

By Facsimile Transmission: 1-866-350-5206

The Information Agent  for the Exchange Offer is:

D.F. King & Co., Inc.
48 Wall Street
New York, NY 10005
Shareholders, call toll-free: 1-800-290-6424

Banks and brokers, call collect: (212) 269-5550

Email: rxfinfo@dfking.com

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated April 24, 2013

REIT Exchange Fund, Inc.

Statement of Additional Information

REIT Exchange Fund, Inc. (the “Fund” or “RXF”) is a newly organized, non-diversified, closed-end management investment company. The Fund’s investment objective is to seek high current income through the payment of regular dividends. The Fund is not intended as a complete investment program. There can be no assurance that the Fund will achieve its investment objectives.

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus related thereto for the Fund, dated April      , 2013 (the “Prospectus”). This SAI does not contain all the information that a prospective investor should consider before tendering shares in exchange for the Fund’s common shares. Investors should obtain and read the prospectus. A copy of the Fund’s Prospectus, annual and semi-annual reports (when available) and additional information about the Fund may be obtained, without charge, by visiting our website: (www.reitexchangefund.com), by writing to Spring Asset Management LLC at 801 Arthur Godfrey Road, Suite 300, Miami Beach, Florida 33140, or by calling us at (305) 209-9898. The information contained in, or accessed through the Fund’s website is not part of this Prospectus or this Statement of Additional Information. Prospective investors may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s website (www.sec.gov). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated April       , 2013.

i

STATEMENT OF ADDITIONAL INFORMATION

RXF is a newly organized, non-diversified, closed-end management investment company organized as a Maryland corporation on April 4, 2013.  Much of the information contained in this Statement of Additional Information expands on subjects discussed in the prospectus.  Defined terms used herein have the same meanings as in the prospectus. You should read this Statement of Additional Information before you exchange your shares in Selected REITs for RXF Common Shares.

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS

RXF’s fundamental investment policy is to concentrate its investments in the real estate market. RXF’s initial investment focus will be on the Selected REITs, as described in the prospectus. In the future, RXF may invest in other real estate-related assets including, but not limited to: securities of companies that buy, sell, manage or otherwise engage in the real estate business; securities secured by real estate or interests therein; real estate or mortgages on real estate acquired through default, liquidation, or other distribution of interests in real estate as a result of the Fund’s ownership of such securities; and direct interests in real estate assets.

INVESTMENT RESTRICTIONS

The investment objectives, the general investment policies, and investment technique of the Fund are described in the prospectus. The Fund has also adopted certain investment restrictions limiting the following activities, except as specifically authorized.

RXF may not:

(a)                                 issue senior securities except to the extent permitted by (i) the Investment Company Act of 1940, as amended (the “1940 Act”), or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority. “Senior securities” are defined as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any class of stock having priority over any other class as to distribution of assets or payment of dividends.

The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing and form of securities that may be issued. Certain portfolio management techniques such as credit default swaps, the purchase of securities on margin, short sales or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To the extent the Fund covers its commitment under these transactions, including by segregation of liquid assets, equal in value to the amount of the Fund’s commitment, such instrument will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of total assets of the issuer at the time the loan is made.

(b)                                 purchase securities on margin, or write put and call options, except as is necessary for the short-term protection of funds pending distribution as dividends;

(c)                                  underwrite the securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the sale and purchase of portfolio securities;

1

(d)                                 purchase or sell commodities or commodity futures contracts or commodity options except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

(e)                                  borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority. With respect to this limitation, the 1940 Act requires the Fund to maintain, at all times, asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowing money, “asset coverage” means the ratio of the value of the Fund’s total assets, minus liabilities other than borrowings, relative to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed basis;

(f)                                   invest 25% or more of the value of its total assets in any one industry provided that such limitation shall not be applicable to the real estate industry and obligations issued or guaranteed by the U.S. Government, its agents or instrumentalities; or

(g)                                  with the exception of mortgage loans or other lending related to portfolio real estate holdings, make loans to other persons, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority. With respect to this restriction, the 1940 Act does not prohibit a fund from making loans; however SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell a security back to the original seller on an agreed upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.

The investment restrictions listed in (a) — (g) above have been adopted as fundamental policies of the Fund. To be changed, fundamental policies require the approval of the holders of a majority of the outstanding voting securities of the Fund. For the purposes of the foregoing, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions are not fundamental policies of the Fund and may be changed by the Fund’s Board without stockholder approval. Except with respect to the Fund’s ability to borrow under paragraph (e) above, if a percentage restriction set forth above is adhered to at the time the transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

MANAGEMENT OF SHORT-TERM FIXED INCOME SECURITIES

To keep cash on hand fully invested pending distribution as dividends or for other purposes, RXF may invest up to 100% of its total assets in cash equivalents and short-term fixed income securities. Short-term fixed income investments are defined to include, without limitation, the following:

1.                                      U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S.

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Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

2.                                      Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

3.                                      Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

4.                                      Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time.  The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or are unrated but determined to be of comparable quality by the Adviser and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the board of directors. Our board of directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including RXF’s agreements with its investment manager, administrator, custodian, valuation consultant and transfer agent. The management of RXF’s day-to-day operations is delegated to its officers, the investment manager, Spring Asset Management LLC (“SAM”, the “Investment Adviser” or the “Adviser”) and RXF’s administrator, subject always to the investment objectives and policies of RXF and to the general supervision of our board of directors.

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Directors

Our board of directors is classified, with respect to the time for which the directors severally hold office, into three classes: Class I, Class II and Class III, with the directors holding office until their successors are duly elected and qualified. At each succeeding annual meeting of stockholders, the successors to the class of directors whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of stockholders held in the third year following their year of election or election and qualification of their successors. The board of directors is currently comprised of seven directors four of whom are independent directors.

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

The directors of the Fund, their ages, their principal occupations during the past five years and the other board memberships held by each director is set forth below:

Name, Address and Age	Position	Term of office	Principal Occupation during last 5 Years; including other directorships held(1)

Interested Director

Nathan D. Leight* 801 Arthur Godfrey Road Suite 300 Miami Beach, FL 33140 Age: 53	Chairman, Chief Executive Officer and Chief Investment Officer of RXF; Managing Member of SAM	Until the next election of Directors	Senior Managing Member, Terrapin Partners LLC; Chairman and Chief Investment Officer, Terrapin Asset Management LLC Other Directorships Held: Great Lakes Dredge & Dock Corporation (Chairman)

Philip R. Weingold** 1177 Avenue of the Americas New York, NY 10036 Age: 52	Director	Until the next election of Directors	Partner, Kramer Levin Naftalis & Frankel LLP

Suzanne Nathalie *** Cunningham 590 Madison Avenue, 35th Floor New York, NY 10022 Age: 45	Director	Until the next election of Directors	Partner, Director of Research, Senior Portfolio Manager, Terrapin Asset Management LLC Other Directorships Held: None

Disinterested Director

Stephen H. Bittel c/o Spring Asset Management LLC 801 Arthur Godfrey Road Suite 300 Miami Beach, FL 33140 Age: 56	Director	Until the second election of Directors	Chief Executive Officer, Chief Investment Officer, Chairman Terranova Corporation; President, Petroleum Realty Investment Partners Other Directorships Held: Great Lakes Dredge & Dock Corporation

* Mr. Leight is an “interested person” of the Fund, as defined in the 1940 Act, because he is the Fund’s Chief Executive Officer and the managing member of the Adviser.

** Mr. Weingold is an “interested person” of the Fund, as defined in the 1940 Act, because he provides legal services to RXF, the Investment Adviser and its affiliates, including Terrapin Partners LLC and Terrapin Asset Management LLC.

*** Ms. Cunningham is an “interested person” of the Fund as defined in the 1940 Act, because she is employed by Terrapin Asset Management LLC, an investment adviser under common control with the Investment Adviser.

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Name, Address and Age	Position	Term of office	Principal Occupation during last 5 Years; including other directorships held(1)

Arnold E. Brier c/o Spring Asset Management LLC 801 Arthur Godfrey Road, Suite 300 Miami Beach, FL 33140 Age: 51	Director	Until the third election of Directors	Vice President and General Counsel, Yardi Systems, Inc.; Shareholder, Brownstein Hyatt Farber Schreck LLP Other Directorships Held: None

Jonathan H. Kagan 45 Rockefeller Plaza Suite 1919 New York, NY 10020 Age: 56	Director	Until the third election of Directors

Managing Principal, Corporate Partners LLC

Other Directorships held:

Ironshore, Inc.;

Mapleton Communications LLC (Chairman);

Marlborough Software Development Holdings Inc.;

Universal Trailer Holdings Corp.;

WWRD Holdings

Sandor Valner c/o Spring Asset Management LLC 801 Arthur Godfrey Road, Suite 300 Miami Beach, FL 33140 Age: 51	Director	Until the second election of Directors

Principal, Walton Street Capital

CEO, Walton Street Capital, Mexico

Other Directorships held:

Fibra Hotelera Mexicana (FIHO);

Fideicomiso Irrevocable F/30660 (PLANICK);

Fideicomiso Finsa CKD F/307262 (FINSACK)

Biographical information of our board of directors

Nathan D. Leight — Chairman, Chief Executive Officer, Chief Investment Officer.  Mr. Leight is the senior managing member of Terrapin Partners LLC. He is also chairman and chief investment officer of Terrapin Asset Management LLC (together with Terrapin Partners LLC, “Terrapin”). Previously, Mr. Leight was the chief investment officer of Gabriel Capital LP, managing more than $1 billion. Gabriel Capital specialized in bankruptcies, under-valued securities, emerging markets, private equity and merger arbitrage. Prior to joining Gabriel Capital, Mr. Leight established and oversaw the Proprietary Trading department at Dillon Read & Co. Inc., which specialized in bankruptcy/distressed situations and risk arbitrage. Mr. Leight started his career as an Associate in the corporate finance department of Oppenheimer & Co.

Mr. Leight is chairman of Great Lakes Dredge & Dock Corporation (NASDAQ:GLDD). Prior to joining the board, Mr. Leight was chairman of a blank check company, Aldabra Acquisition Corporation, that raised $55.2 million of proceeds in its 2004 initial public offering and later merged with Great Lakes Dredge & Dock Company, LLC, the largest provider of dredging services in North America, in a transaction valued at more than $400 million.  Mr. Leight served as chairman of Aldabra 2 Acquisition Corp., another blank check company which raised $414 million of proceeds in its 2007 initial public offering and later acquired the paper and packaging assets of Boise Cascade, LLC to form Boise, Inc. (NYSE:BZ) in a transaction valued at more than $1.6 billion, Mr. Leight served as a director of Boise Inc. for five years, from 2007 to 2012. Mr. Leight previously served on the board of TradeStation Group, Inc., now a wholly-owned subsidiary of Monex Group, Inc. (Tokyo Stock Exchange: 8698). Mr. Leight graduated cum laude from Harvard College.

Mr. Leight has more than 30 years of experience in capital markets, asset and portfolio management, venture capital, and private equity investing.

Stephen H. Bittel — Director.  Mr. Bittel is the Chairman and founder of Terranova Corporation, leading a team of 95 professionals owning and/or operating a commercial real estate portfolio valued at nearly $1.5 billion. He founded Petroleum Realty Investment Partners LP in 1999.  He has served as a director of Great Lakes Dredge &

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Dock Corporation (NASDAQ: GLDD) since 2010.  Mr. Bittel is a member of the Florida Bar Association, the Mortgage Bankers’ Association, the Young Presidents Organization (past Chairman of the Miami Chapter), and the Real Estate Round Table. Mr. Bittel graduated magna cum laude from Bowdoin College in 1978 and earned a law degree from the University of Miami School of Law.

Mr. Bittel has more than 20 years of direct real estate investment and management experience.  He brings operational, financial, and institutional real estate investment expertise to the Board.

Arnold E. Brier — Director.  Mr. Brier is the Vice President and General Counsel of Yardi Systems, Inc.  Yardi is the leading provider of real estate investment management and property management software, with approximately 2,700 employees worldwide.  Mr. Brier joined Yardi in 2011 with more than 25 years of experience in corporate and commercial real estate law. Prior to Yardi, Mr. Brier was a shareholder at Brownstein Hyatt Farber Schreck LLP, where he led the firm’s California corporate department. His professional experience includes serving as general counsel for technology companies and as senior counsel for one of the world’s largest energy companies. Mr. Brier earned his J.D. from the University of Michigan and his B.A. in Economics from the University of California, Los Angeles.

Mr. Brier’s experience with legal, compliance, and regulatory matters, as well as knowledge of real estate software and systems operations are valuable to the Board.

Suzanne Nathalie Cunningham — Director.   Ms. Cunningham is Partner, Portfolio Manager, and Director of Research at Terrapin Asset Management LLC, an affiliate of Terrapin Partners LLC which she joined in 2000. Ms. Cunningham is responsible for the firm’s manager due diligence and monitoring efforts and is a member of Terrapin Asset Management LLC’s Investment Committee. Ms. Cunningham has also held positions at Harcourt General and The Thompson Corporation.  Ms. Cunningham graduated from McGill University as a Faculty Scholar, and received her MBA with a specialization in finance and economics from New York University’s Stern School of Business.

Ms. Cunningham has extensive portfolio management, alternative asset due diligence and securities and fund research expertise as well as regulatory compliance experience.

Jonathan H. Kagan — Director.  Since January 2006, Mr. Kagan has been a Managing Principal of Corporate Partners LLC, where he oversees the investment of privately negotiated investments in public and private companies. Until February 2009, Mr. Kagan was a Managing Director of Lazard Alternative Investments LLC, where he was a member of the Investment Committee of Lazard Frères Real Estate Investors LLC, which oversaw approximately $2 billion of investments in a diversified portfolio of real estate assets.   Previously, Mr. Kagan was a Managing Director of Corporate Partners I LP, and of Centre Partners Management LLC, which managed the Centre Capital Funds. He began his career in the investment banking division of Lazard Frères & Co. LLC in 1980.  Mr. Kagan is a director of Marlborough Software Development Holdings Inc. (OTCBB: MBGH). Mr. Kagan received an MA (1st Hon) from Oxford University and his AB, summa cum laude and Phi Beta Kappa from Harvard College.

Mr. Kagan has extensive experience with corporate finance, capital markets and institutional real estate investments.

Sandor Valner — Director. Mr. Valner is Principal of Walton Street Capital, and CEO of Walton Street Capital, Mexico, a global real estate private equity firm. Prior to Walton, Mr. Valner was CEO of VALOR, a real estate merchant banking firm he founded in 2001. Prior to founding VALOR, Mr. Valner was a partner of EMVA, Mexico’s leading financial restructuring and middle market M&A financial advisor. Prior to joining EMVA, Mr. Valner headed Credit Suisse First Boston’s operations in Mexico and was part of the Latin America executive committee in New York. Before joining Credit Suisse, Mr. Valner worked for JP Morgan in corporate finance and mergers & acquisitions in New York. Mr. Valner is currently vice-chairman of the Mexican Association of Real Estate and Infrastructure Funds; he is currently a member on the board of directors of three Mexican real estate funds. Mr. Valner received an MBA degree and an MS degree in Engineering from Stanford University. He obtained his BS in Engineering summa cum laude from the UAM University in Mexico.

Mr. Valner brings extensive experience with real estate investment, private equity investing and capital markets to the Board

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Philip R. Weingold — Director.  Mr. Weingold is a partner at the New York law firm of Kramer Levin Naftalis & Frankel LLP.  He has represented clients in various industries and sectors, including real estate, manufacturing, telecommunications, media, financial services, medical device, consulting, commercial and investment banking, investment management and apparel.  His practice focuses on corporate matters and U.S. and international transactional tax matters with an emphasis on mergers, acquisitions, dispositions and joint venture arrangements, restructurings, investment funds, general corporate and partnership taxation, public and private offerings, financial instruments, asset-backed transactions and executive compensation planning.

Mr. Weingold has been a partner at Kramer Levin for more than 6 years. Prior to that, Mr. Weingold was a partner at McDermott Will & Emery LLP.  Mr. Weingold received his J.D. from Columbia Law School where he was a Harlan Fiske Stone Scholar and obtained his B.S. in Economics (with a concentration in Accounting) magna cum laude from the Wharton School of the University of Pennsylvania.

Kramer Levin Naftalis & Frankel LLP is outside counsel to RXF, its Adviser, Terrapin Partners LLC and Terrapin Asset Management LLC.

Conflicts of Interest.

No Director who is not an ‘interested person’ of the Fund as defined in the 1940 Act, and no immediate family members, owns any securities issued by the Adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with the Adviser.

Board’s Role in Fund Governance

We intend to have one standing committee, the Audit Committee.

Audit Committee

The function of the Audit Committee will be to assist the board of directors in its oversight of the Fund’s financial reporting process.

Officers of RXF

The officers of RXF, their addresses, their ages and their principal occupations for, at least, the past five years are set forth below.

Name, Address (Age)	Position(s) Held with RXF	Principal Occupation during last 5 Years

Nathan D. Leight 801 Arthur Godfrey Road Suite 300 Miami Beach, FL 33140 Age: 53	Chairman; Chief Executive Officer; Chief Investment Officer	Chairman & CIO, Terrapin Asset Management LLC & Senior Managing Member, Terrapin Partners LLC

Guy M. Barudin 801 Arthur Godfrey Road Suite 300 Miami Beach, FL 33140 Age: 52	Chief Operating Officer; Principal Financial Officer	Managing Director, Terrapin Partners LLC and Terrapin Asset Management LLC

Stephen S. Schifrin 801 Arthur Godfrey Road Suite 300 Miami Beach, FL 33140 Age: 30	Chief Compliance Officer	Chief Compliance Officer, Terrapin Asset Management LLC and Terrapin Partners LLC

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Biographical information of our officers

Guy M. Barudin — Chief Operating Officer, Principal Financial Officer.  Mr. Barudin joined Terrapin in 2007 to focus on the firm’s business development and private equity efforts. In addition to supporting Terrapin’s private equity activities, he manages a portfolio of alternative assets including real estate, energy, private equity, venture capital, hedge funds and fund of funds.  Mr. Barudin joined Terrapin from Medco Health Solutions, where he held various business development and finance positions and concentrated on strategic transactions related to healthcare information technology and pharmacy benefit strategy.  Prior to Medco, Mr. Barudin was Vice President for Alliances and New Ventures at MasterCard International.  He began his career in corporate finance at Merrill Lynch, PaineWebber Group Inc., and Dillon Read & Co., Inc.

Mr. Barudin received an MS from Massachusetts Institute of Technology Sloan School of Management and a BSE in Civil Engineering from Princeton University cum laude.

Stephen S. Schifrin  —  Chief Compliance Officer.  Mr. Schifrin joined Terrapin in 2011 to focus on special projects, operations, and regulatory compliance. He became Chief Compliance Officer of Terrapin Asset Management LLC in January 2013.  Mr. Schifrin received his J.D. from The University of Texas School of Law, where he served as Chair of the Board of Advocates and was a member of the Texas Journal for Civil Liberties & Civil Rights. He interned for the Honorable Diana Saldaña, U.S. Magistrate for the U.S. District Court for the Southern District of Texas.

Mr. Schifrin received his BA in political science from the University of California, Santa Barbara. He is a member of the State Bar of California.

Biographical information of certain of our advisory personnel

Robert C. Plotkin  —  Director of Research and Technology.  Mr. Plotkin joined Terrapin in 2000 to lead technology due diligence and develop and manage technology programs.  Mr. Plotkin joined Terrapin from IBM’s T.J. Watson Research Center, where he worked for 10 years on projects including the development of parallel supercomputers, MPEG video systems, large-scale digital library management systems, and interactive web technologies.

Mr. Plotkin received a BS in electrical engineering from Columbia University, and a Masters in computer science from Polytechnic University.

Darren T. Rabenou  —  Director of Investor Relations.  Mr. Rabenou joined Terrapin in 2005 from JP Morgan Asset Management to lead the firm’s investor relations and marketing programs and to support the firm’s research team. At JP Morgan, Mr. Rabenou was a senior member of the portfolio management team where he helped oversee $1.2 billion in REIT portfolios, and $2 billion in small cap active and quantitative strategies, including serving as listed portfolio manager on the firm’s Undiscovered REIT Fund (Morningstar 4 rating). Prior to JP Morgan, he was a senior analyst and portfolio manager for Prudential Investments, where he focused on the emerging markets and global small cap stocks. Before Prudential he worked for ING Barings’ institutional equity sales and derivatives division, which had an exclusive focus on the emerging markets.

Mr. Rabenou received a BA in political science from the University of Rochester and an MBA from Columbia Business School.

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COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

Each of our directors is paid an annual retainer of $35,000 and is reimbursed for the expenses of attendance at board meetings.  An additional fee of $10,000 per year will be paid to each director who participates as a member of the Audit Committee with such committee Chairman receiving an additional fee of $15,000. The directors do not receive any pension or retirement benefits from RXF.

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CODE OF ETHICS

RXF and the Adviser have adopted a code of ethics under Rule 17j-1 of the 1940 Act, which is applicable to officers, directors, and designated employees of RXF and the Adviser. Employees of RXF and the Adviser are permitted to make personal securities transactions, including transactions in securities that the Fund may purchase, sell or hold, subject to requirements and restrictions set forth in the code of ethics. The code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of both RXF’s and the Adviser’s employees and the interests of investment advisory clients such as RXF. Among other things, the code of ethics prohibits certain types of transactions absent prior approval, imposes time periods during which duplicate broker confirmations and statements and quarterly reporting of securities transactions are required. Additional restrictions apply to certain personnel that may include portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances after review by appropriate personnel. The code of ethics can be reviewed and copied at the Commission’s public reference room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials are also available on EDGAR on the SEC’s website (www.sec.gov). You may also email requests for these documents to publicinfo@sec.gov, or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington D.C. 20549-0102, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549 – 0102.

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CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of the date hereof, Mr. Leight is the only control person of the Fund.

INVESTMENT ADVISER

The Investment Adviser for RXF is Spring Asset Management LLC. As the managing member, Mr. Leight is the only control person of the Adviser.

Investment Management Agreement

The board of directors, including a majority of the directors who are not parties to the investment management agreement between RXF and Spring Asset Management LLC (the “Investment Management Agreement”), or interested persons of any such party (“Disinterested Directors”) has the responsibility under the 1940 Act to approve the Investment Management Agreement for its initial term and annually thereafter at a meeting called for the purpose of voting on such matter. In determining to approve the Investment Management Agreement, the board reviewed the materials provided by the Adviser and considered the following: (1) the level of the management fees and estimated expense ratio of the Fund as compared to competitive Funds of a comparable size; (2) the nature and quality of the services rendered by the Adviser; (3) anticipated benefits derived by the Adviser from the relationship with the Fund; (4) the costs of providing services to the Fund; and (5) the anticipated profitability of the Fund to the Adviser.

Pursuant to the Investment Management Agreement, the Fund will pay an annual management fee for the overall advisory and administrative services and provision of staff and personnel to the Fund. The fee will be payable quarterly, and is equal to an annual rate of 1.25% of RXF’s managed assets during the prior quarter. With respect to any particular quarter, managed assets is the aggregate value of Selected REIT shares held by RXF, plus the total of other assets managed by RXF, plus Indebtedness.

Controlling Persons of SAM and affiliations between SAM and RXF as follows:

Shareholders of Spring Asset Management	Title, Position with Spring Asset Management	Title, Position with RXF

Nathan D. Leight	Managing Member	Chairman; Chief Executive Officer; Chief Investment Officer

Officers of Spring Asset Management	Title, Position with Spring Asset Management	Title, Position with RXF

Guy M. Barudin	Managing Director	Chief Operating Officer; Principal Financial Officer

Stephen S. Schifrin	Chief Compliance Officer	Chief Compliance Officer

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Substantially all of the initial portfolio of RXF will consist of non-traded REITs.  Since these securities are essentially illiquid, we do not expect to sell or trade the initial portfolio.  As a result, we do not anticipate that brokerage fees or commissions will be paid with regard to these non-traded REITs in the normal course of businesses for the foreseeable future.

To the extent that RXF may engage broker-dealers to execute transactions related to the management of short term investments held pending distribution of dividends, or in other transactions, RXF and the Adviser may take into consideration the research, analytical, statistical and other information and services provided by the broker-dealer, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. Although RXF and the Adviser believe these services have substantial value, they are considered supplemental to RXF and the Adviser’s own efforts in the performance of its duties under the management agreement.  As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“1934 Act”), RXF and the Adviser may cause the Fund to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by RXF and the Adviser to be reasonable in relation to the value of the overall quality of the brokerage and research services provided.

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TAX STATUS

The following is only a summary of certain additional U.S. federal tax considerations generally affecting the Fund and its shareholders that are not described in the prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the prospectus are not intended as substitutes for careful tax planning.  Accordingly, potential investors in RXF Common Shares are urged to consult their tax advisors with specific reference to their own tax circumstances.  In addition, the tax discussions in the prospectus and this SAI are based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable final and temporary Treasury Regulations promulgated thereunder, judicial decisions, and administrative rulings and practice, all in effect as of the date of the prospectus and this SAI, all of which are subject to change (possibly with retroactive effect) and to differing interpretations.  We have not sought and do not expect to seek a ruling from the Internal Revenue Service (the “IRS”) regarding any of the U.S. federal tax matters discussed herein, and no assurance can be given that the IRS will not challenge any of the positions we take or that such a challenge will not succeed.  This discussion is for general information only and does not purport to address all aspects of U.S. federal taxation that may be relevant to holders of our RXF Common Shares in light of their particular investment circumstances, or to holders who may be subject to special tax treatment under the Code, including, without limitation, holders who are (i) insurance companies; (ii) tax-exempt organizations (except to the limited extent discussed below); (iii) financial institutions or broker-dealers; (iv) non-U.S. individuals and foreign corporations (except to the limited extent discussed below); (v) U.S. expatriates; (vi) persons who mark-to-market our RXF Common Shares; (vii) subchapter S corporations; (viii) U.S. shareholders whose functional currency is not the U.S. dollar; (ix) regulated investment companies; (x) holders who receive our RXF Common Shares through the exercise of employee stock options or otherwise as compensation; (xi) persons holding our RXF Common Shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment; (xii) persons subject to the alternative minimum tax provisions of the Code; (xiii) persons holding our RXF Common Shares through a partnership or similar pass-through entity; and (xiv) persons holding a 10% or more (by vote or value) beneficial interest in our RXF Common Shares.  If a partnership, including any entity treated as a partnership for U.S. federal income tax purposes, holds our RXF Common Shares, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership.  If you are a partner in a partnership holding our RXF Common Shares, you are urged to consult your tax advisor regarding the consequences of the ownership and disposition of our RXF Common Shares by the partnership.  This discussion assumes that shareholders hold our RXF Common Shares as capital assets for U.S. federal income tax purposes, which generally means property held for investment.  Prospective purchasers of our RXF Common Shares are urged to consult their tax advisors prior to any investment in RXF Common Shares concerning the potential U.S. federal, state, local, and foreign tax consequences of the investment with specific reference to their own tax situations.

Taxation of Our Company

We intend to elect to be taxed as a real estate investment trust (a “REIT”) effective for our taxable year ending December 31, 2013.  We believe that we are organized, and expect to operate, in such a manner to qualify for taxation as a REIT.

Our qualification and taxation as a REIT will depend upon our ability to meet on a continuing basis, through actual operating results, distribution levels, and diversity of share and asset ownership, the various and complex REIT qualification tests imposed under the Code.  See - “Qualification as a REIT” below.  No assurance can be given that we will in fact satisfy such requirements for any taxable year.

If we qualify as a REIT, we generally will be allowed to deduct dividends paid to our shareholders and, as a result, we generally will not be subject to U.S. federal income tax on that portion of our ordinary income and net capital gain that we timely distribute to our shareholders.  We intend to make distributions to our shareholders on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT requirements.  See - “Qualification as a REIT - Annual Distribution Requirements” below.

Notwithstanding the foregoing, even if we qualify for taxation as a REIT, we nonetheless may be subject to U.S. federal tax in certain circumstances, including the following:

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•                                          We will be required to pay U.S. federal income tax on our undistributed REIT taxable income, including net capital gain;

•                                          We may be subject to the “alternative minimum tax”;

•                                          We may be subject to tax at the highest corporate rate on certain income from “foreclosure property” (generally, property acquired by reason of default on a lease or indebtedness held by us);

•                                          We will be subject to a 100% U.S. federal income tax on net income from “prohibited transactions” (generally, certain sales or other dispositions of property, sometimes referred to as “dealer property,” held primarily for sale to customers in the ordinary course of business) unless the gain is realized in a “taxable REIT subsidiary,” or TRS, or such property has been held by us for two years and certain other requirements are satisfied;

•                                          If we fail to satisfy the 75% gross income test or the 95% gross income test (discussed below), but nonetheless maintain our qualification as a REIT pursuant to certain relief provisions, we will be subject to a 100% U.S. federal income tax on the greater of (i) the amount by which we fail the 75% gross income test or (ii) the amount by which we fail the 95% gross income test, in either case, multiplied by a fraction intended to reflect our profitability;

•                                          If we fail to satisfy any of the asset tests, other than the 5% or the 10% asset tests that qualify under the De Minimis Exception, and the failure qualifies under the General Exception, as described below under “Qualification as a REIT—Asset Tests,” then we will have to pay an excise tax equal to the greater of (i) $50,000 and (ii) an amount determined by multiplying the net income generated during a specified period by the assets that caused the failure by the highest U.S. federal income tax applicable to corporations;

•                                          If we fail to satisfy any REIT requirements other than the income test or asset test requirements, described below under “Qualification as a REIT—Income Tests” and “Qualification as a REIT—Asset Tests,” respectively, and we qualify for a reasonable cause exception, then we will have to pay a penalty equal to $50,000 for each such failure;

•                                          We will be subject to a 4% excise tax if certain distribution requirements are not satisfied;

•                                          We may be required to pay monetary penalties to the IRS in certain circumstances, including if we fail to meet record-keeping requirements intended to monitor our compliance with rules relating to the composition of a REIT’s shareholders, as described below in “Recordkeeping Requirements”;

•                                          If we acquire an appreciated asset from a C corporation in a transaction in which our adjusted tax basis in the asset is determined by reference to the C corporation’s tax basis in the asset, we may be subject to tax on such appreciation at the highest regular corporate rate then applicable if we recognize gain on a disposition of such asset during the ten-year period following its acquisition;

•                                          We will be required to pay a 100% tax on any redetermined rents, redetermined deductions, and excess interest.  In general, redetermined rents are rents from real property that are overstated as a result of services that may be furnished in the future to any of our non-TRS tenants by one of our TRSs.  Redetermined deductions and excess interest generally represent amounts that are deducted by a TRS for amounts paid to us that are in excess of the amounts that would have been deducted based on arm’s-length negotiations; and

•                                          Income earned by a TRS or any other subsidiary that is a C corporation will be subject to tax at regular corporate rates.

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No assurance can be given that the amount of any such U.S. federal taxes will not be substantial.  In addition, we and any subsidiaries that we may have in the future may be subject to a variety of taxes, including payroll taxes and state, local and foreign income, property and other taxes on assets and operations.  We could also be subject to tax in situations and on transactions not presently contemplated.

Qualification as a REIT

In General

The REIT provisions of the Code apply to a domestic corporation, trust, or association (i) that is managed by one or more trustees or directors, (ii) the beneficial ownership of which is evidenced by transferable shares or by transferable certificates of beneficial interest, (iii) that would be taxable as a domestic corporation but for its election to be taxed as a REIT; (iv) that properly elects to be taxed as a REIT, which election has not been terminated or revoked, (v) that is neither a financial institution nor an insurance company subject to specific provisions of the Code, (vi) that uses a calendar year for U.S. federal income tax purposes and complies with applicable recordkeeping requirements, and (vii) that meets the additional requirements discussed below.

Ownership Tests

In order to qualify as a REIT, commencing with our second REIT taxable year, (i) the beneficial ownership of our shares must be held by 100 or more persons during at least 335 days of a 12-month taxable year (or during a proportionate part of a taxable year of less than 12 months) for each of our taxable years and (ii) during the last half of each taxable year, no more than 50% in value of our outstanding stock may be owned, directly or indirectly, by or for five or fewer individuals (the “5/50 Test”).  Share ownership for purposes of the 5/50 Test is determined by applying the constructive ownership provisions of Section 544(a) of the Code, subject to certain modifications.  The term “individual” for purposes of the 5/50 Test includes a private foundation, a trust providing for the payment of supplemental unemployment compensation benefits, and a portion of a trust permanently set aside or to be used exclusively for charitable purposes.  A “qualified trust” described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code generally is not treated as an individual; rather, shares held by it are treated as owned proportionately by its beneficiaries.

We believe that we will satisfy the above ownership requirements.  Our certificate of incorporation restricts ownership and transfers of our shares that would violate these requirements, although these restrictions may not be effective in all circumstances to prevent a violation.

To monitor compliance with these ownership requirements, we generally are required to maintain records regarding the actual ownership of our shares.  To do so, we must demand written statements each year from the record holders of significant percentages of our stock pursuant to which the record holders must disclose the actual owners of the shares (that is, the persons required to include our distributions in their gross income).  We must maintain a list of those persons failing or refusing to comply with this demand as part of our records.  We could be subject to monetary penalties if we fail to comply with these record-keeping requirements.  A shareholder who fails or refuses to comply with the demands is required by Treasury regulations to submit a statement with its tax return disclosing its actual ownership of our shares and other information.  We will be deemed to have satisfied the 5/50 Test for a particular taxable year if we have complied with all the requirements for ascertaining the ownership of our outstanding shares in that taxable year and do not know (or exercising reasonable diligence would not have known) that we have violated the 5/50 Test.

Income Tests

In order to qualify as a REIT in a taxable year, we must satisfy two gross income requirements:

•                                          First, at least 75% of our gross income (excluding gross income from prohibited transactions and certain other income and gains as described below) for the taxable year must be derived, directly or indirectly, from investments relating to real property or mortgages on real property.  Qualifying

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income for purposes of this 75% gross income test generally includes: (a) rents from real property, (b) interest on debt secured by mortgages on real property or on interests in real property, (c) dividends or other distributions on, and gain from the sale of, shares in other REITs, (d) gain from the sale of real estate assets (other than gain from prohibited transactions), (e) income and gain derived from foreclosure property, and (f) income from certain types of temporary investments.

•                                          Second, in general, at least 95% of our gross income (excluding gross income from prohibited transactions and certain other income and gains as described below) for the taxable year must consist of income qualifying for the 75% gross income test described above, other types of dividends and interest, and gain from the sale or disposition of stock or securities that are not dealer property.

Rents we receive will qualify as rents from real property in satisfying the gross income requirements for a REIT described above only if several conditions are met.  First, the amount of rent generally must not be based in whole or in part on the income or profits of any person.  However, an amount received or accrued generally will not be excluded from the term “rents from real property” solely by reason of being based on a fixed percentage or percentages of receipts or sales.  Second, rents received from a “related party tenant” will not qualify as rents from real property in satisfying the gross income tests unless the tenant is a TRS and either (i) at least 90% of the property is leased to unrelated tenants and the rent paid by the TRS is substantially comparable to the rent paid by the unrelated tenants for comparable space, or (ii) the property leased is a “qualified lodging facility,” as defined in Section 856(d)(9)(D) of the Code, or a “qualified healthcare property,” as defined in Section 856(e)(6)(D)(i), and certain other conditions are satisfied.  A tenant is a related party tenant of a REIT if the REIT, or an actual or constructive owner of 10% or more of the REIT, actually or constructively owns 10% or more of the tenant.  Third, if rent attributable to personal property, leased in connection with a lease of real property, is greater than 15% of the total rent received under the lease, then the portion of rent attributable to the personal property will not qualify as rents from real property.

Generally, for rents to qualify as rents from real property for the purpose of satisfying the gross income tests, we may provide directly only an insignificant amount of services, unless those services are “usually or customarily rendered” in connection with the rental of real property and not otherwise considered “rendered to the occupant” under the applicable tax rules.  Accordingly, we may not provide “impermissible services” to tenants (except through an independent contractor from whom we derive no revenue and that meets other requirements or through a TRS) without giving rise to “impermissible tenant service income.” Impermissible tenant service income is deemed to be at least 150% of the direct cost to us of providing the service.  If the impermissible tenant service income exceeds 1% of our total income from a property, then all of the income from that property will fail to qualify as rents from real property.  If the total amount of impermissible tenant service income from a property does not exceed 1% of our total income from the property, the services will not disqualify any other income from the property that qualifies as rents from real property, but the impermissible tenant service income will not qualify as rents from real property.

We do not intend to charge significant rent that is based in whole or in part on the income or profits of any person, derive significant rents from related party tenants, derive rent attributable to personal property leased in connection with real property that exceeds 15% of the total rents from that property, or derive impermissible tenant service income that exceeds 1% of our total income from any property if the treatment of the rents from such property as nonqualified rents could cause us to fail to qualify as a REIT.

Distributions that we receive from a TRS will be classified as dividend income to the extent of the earnings and profits of the TRS.  Such distributions will generally constitute qualifying income for purposes of the 95% gross income test, but not under the 75% gross income test unless attributable to investments of certain new capital during the one-year period beginning on the date of receipt of the new capital.  Any dividends received by us from a REIT will be qualifying income for purposes of both the 95% and 75% gross income tests.

If we fail to satisfy one or both of the 75% or the 95% gross income tests for any taxable year, we may nevertheless qualify as a REIT for such year if we are entitled to relief under certain provisions of the Code.  Those relief provisions generally will be available if our failure to meet such tests is due to reasonable cause and not due to willful neglect and, following our identification of the failure to meet either or both gross income tests, we file a

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schedule with the IRS describing each item of our gross income for such year in accordance with the applicable Treasury Regulations (not yet issued).  It is not possible, however, to state whether in all circumstances we would be entitled to the benefit of these relief provisions.  As discussed above in “—Taxation of Our Company,” even if these relief provisions were to apply, we would be subject to U.S. federal income tax based on the extent to which we fail to meet the 75% or 95% gross income tests.

Foreclosure property.  Foreclosure property is real property (including interests in real property) and any personal property incident to such real property (1) that is acquired by a REIT as a result of the REIT having bid in the property at foreclosure, or having otherwise reduced the property to ownership or possession by agreement or process of law, after there was a default (or default was imminent) on a lease of the property or a mortgage loan held by the REIT and secured by the property, (2) for which the related loan or lease was made, entered into or acquired by the REIT at a time when default was not imminent or anticipated and (3) for which such REIT makes an election to treat the property as foreclosure property.  REITs generally are subject to tax at the maximum corporate rate (currently 35%) on any net income from foreclosure property, including any gain from the disposition of the foreclosure property, other than income that would otherwise be qualifying income for purposes of the 75% gross income test.  Any gain from the sale of property for which a foreclosure property election has been made will not be subject to the 100% tax on gains from prohibited transactions described above, even if the property is held primarily for sale to customers in the ordinary course of a trade or business.

Hedging transactions. We may enter into hedging transactions with respect to one or more of our assets or liabilities.  Hedging transactions could take a variety of forms, including interest rate swaps or cap agreements, options, futures contracts, forward rate agreements or similar financial instruments.  Except to the extent as may be provided by future Treasury Regulations, any income from a hedging transaction which is clearly identified as such before the close of the day on which it was acquired, originated or entered into and meets other identification requirements as specified in applicable Treasury Regulations, including gain from the disposition or termination of such a transaction, will not constitute gross income for purposes of the 95% and 75% gross income tests, provided that the hedging transaction is entered into (i) in the normal course of our business primarily to manage risk of interest rate or price changes or currency fluctuations with respect to indebtedness incurred or to be incurred by us to acquire or carry real estate assets or (ii) primarily to manage the risk of currency fluctuations with respect to any item of income or gain that would be qualifying income under the 75% or 95% income tests (or any property which generates such income or gain).  To the extent we enter into other types of hedging transactions, the income from those transactions is likely to be treated as non-qualifying income for purposes of both the 75% and 95% gross income tests.  We intend to structure and monitor our hedging transactions so that such transactions do not jeopardize our ability to qualify as a REIT.

Qualified temporary investment income. Income derived from certain types of temporary stock and debt investments made with the proceeds of an offering, not otherwise treated as qualifying income for the 75% gross income test, generally will nonetheless constitute qualifying income for purposes of the 75% gross income test for the year following the offering.  More specifically, qualifying income for purposes of the 75% gross income test includes “qualified temporary investment income,” which generally means any income that is attributable to stock or a debt instrument, is attributable to the temporary investment of new equity capital and certain debt capital, and is received or accrued during the one-year period beginning on the date on which the REIT receives such new capital.  After the one year period following the offering, income from investments of the proceeds of the offering will be qualifying income for purposes of the 75% income test only if derived from one of the other qualifying sources enumerated above.

Asset Tests

At the close of each quarter of each taxable year, we must also satisfy four tests relating to the nature of our assets.  First, real estate assets, cash and cash items, and government securities must represent at least 75% of the value of our total assets.  Second, not more than 25% of our total assets may be represented by securities other than those in the 75% asset class.  Third, of the investments that are not included in the 75% asset class and that are not securities of TRSs, (i) the value of any one issuer’s securities owned by us may not exceed 5% of the value of our total assets and (ii) we may not own more than 10% by vote or by value of any one issuer’s outstanding securities.  For purposes of the 10% value test, debt instruments issued by a partnership are not classified as “securities” to the

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extent of our interest as a partner in such partnership (based on our proportionate share of the partnership’s equity interests and certain debt securities) or if at least 75% of the partnership’s gross income, excluding income from prohibited transactions, is qualifying income for purposes of the 75% gross income test.  For purposes of the 10% value test, the term “securities” also does not include debt securities issued by another REIT, certain “straight debt” securities (for example, qualifying debt securities of a corporation of which we own no more than a de minimis amount of equity interest), loans to individuals or estates, and accrued obligations to pay rent. Fourth, securities of TRSs cannot represent more than 25% of our total assets.  Although we intend to meet these asset tests, no assurance can be given that we will be able to do so.  For purposes of these asset tests, the term “real estate assets” includes any property that is not otherwise a real estate asset and that is attributable to the temporary investment of new capital, but only if such property is stock or a debt instrument, and only for the one-year period beginning on the date we receive such capital.  “Real estate assets” include our investments in stock of other REITs but do not include stock of any real estate company, or other company, that does not qualify as a REIT (unless eligible for the special rule for temporary investment of new capital).

We will monitor the status of our assets for purposes of the various asset tests and will endeavor to manage our portfolio in order to comply at all times with such tests.  If we fail to satisfy the asset tests at the end of a calendar quarter, other than our first calendar quarter, we will not lose our REIT status if one of the following exceptions applies:

•                                          We satisfied the asset tests at the end of the preceding calendar quarter, and the discrepancy between the value of our assets and the asset test requirements arose from changes in the market values of our assets and was not wholly or partly caused by the acquisition of one or more non-qualifying assets; or

•                                          We eliminate any discrepancy within 30 days after the close of the calendar quarter in which it arose.

Moreover, if we fail to satisfy the asset tests at the end of a calendar quarter, we will not lose our REIT status if one of the following additional exceptions applies:

•                                          De Minimis Exception: The failure is due to a violation of the 5% or 10% asset tests referenced above and is “de minimis” (meaning that the failure is one that arises from our ownership of assets the total value of which does not exceed the lesser of 1% of the total value of our assets at the end of the quarter in which the failure occurred and $10 million), and we either dispose of the assets that caused the failure or otherwise satisfy the asset tests within six months after the last day of the quarter in which our identification of the failure occurred; or

•                                          General Exception: All of the following requirements are satisfied: (i) the failure is not due to the above De Minimis Exception, (ii) the failure is due to reasonable cause and not willful neglect, (iii) we file a schedule in accordance with Treasury Regulations providing a description of each asset that caused the failure, (iv) we dispose of the assets that caused the failure or otherwise satisfy the asset tests within six months after the last day of the quarter in which we identified the failure and (v) we pay an excise tax as described above in “—Taxation of Our Company.”

Annual Distribution Requirements

In order to qualify as a REIT, we must distribute dividends (other than capital gain dividends) to our shareholders each taxable year in an amount at least equal to (A) the sum of (i) 90% of our REIT taxable income, determined without regard to the dividends paid deduction and by excluding any net capital gain, and (ii) 90% of the net income (after tax), if any, from foreclosure property, minus (B) the sum of certain items of non-cash income.  We generally must pay such distributions in the taxable year to which they relate, or in the following taxable year if declared before we timely file our tax return for such year and if paid on or before the first regular dividend payment after such declaration.  Subject to certain requirements, we may satisfy our distribution requirement by paying a taxable stock dividend.

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To the extent that we do not distribute all of our net capital gain and taxable income, we will be subject to U.S. federal, state and local tax on the undistributed amount at regular corporate income tax rates.  Furthermore, if we should fail to distribute during each calendar year at least the sum of (i) 85% of our REIT taxable income (subject to certain adjustments) for such year, (ii) 95% of our capital gain net income for such year, and (iii) 100% of any corresponding undistributed amounts from prior periods, we will be subject to a 4% nondeductible excise tax on the excess of such required distribution over the sum of amounts actually distributed plus retained income from such taxable year on which we paid corporate income tax.

Under certain circumstances, we may be able to rectify a failure to meet the distribution requirement for a year by paying “deficiency dividends” to our shareholders in a later year that may be included in our deduction for dividends paid for the earlier year.  Thus, we may be able to avoid being taxed on amounts distributed as deficiency dividends; however, we will be required to pay interest based upon the amount of any deduction taken for deficiency dividends.

In addition, in order to satisfy the REIT distribution requirements, the dividends we pay must not be “preferential” within the meaning of the Code.  If a dividend is determined to be preferential, it will not qualify for the dividends paid deduction.  To avoid paying preferential dividends, we must treat every shareholder of the class of shares with respect to which we make a distribution the same as every other shareholder of that class, and we must not treat any class of shares other than according to its dividend rights as a class.  If any part of a distribution is preferential, none of that distribution will be applied towards satisfying our REIT distribution requirements.

We may retain and pay income tax on net long-term capital gains we received during the taxable year. To the extent we so elect, (i) each shareholder must include in its income (as long-term capital gain) its proportionate share of our undistributed long-term capital gains, (ii) each shareholder is deemed to have paid, and receives a credit for, its proportionate share of the tax paid by us on the undistributed long-term capital gains, and (iii) each shareholder’s basis in its shares is increased by the included amount of the undistributed long-term capital gains less its share of the tax paid by us.

To qualify as a REIT, we may not have, at the end of any taxable year, any undistributed earnings and profits accumulated in any non-REIT taxable year.  We do not expect to have any non-REIT earnings and profits at the end of our first REIT taxable year, and we intend to distribute any non-REIT earnings and profits that we accumulate before the end of any taxable year in which we accumulate such earnings and profits in order to comply with this requirement.

Failure to Qualify

If we fail to qualify as a REIT and such failure is not an asset test or income test failure subject to the cure provisions described above, or the result of preferential dividends, we generally will be eligible for a relief provision if the failure is due to reasonable cause and not willful neglect and we pay a penalty of $50,000 with respect to such failure.

If we fail to qualify for taxation as a REIT in any taxable year and no relief provisions apply, we generally will be subject to tax (including any applicable alternative minimum tax) on our taxable income at regular corporate rates.  Distributions to our shareholders in any year in which we fail to qualify as a REIT will not be deductible by us nor will they be required to be made.  In such event, to the extent of our current or accumulated earnings and profits, all distributions to our shareholders will be taxable as dividend income.  Subject to certain limitations in the Code, corporate shareholders may be eligible for the dividends received deduction, and individual, trust and estate shareholders may be eligible to treat the dividends received from us as qualified dividend income taxable as net capital gains, under the provisions of Section 1(h)(11) of the Code.  Unless entitled to relief under specific statutory provisions, we also will be ineligible to elect to be taxed as a REIT again prior to the fifth taxable year following the first year in which we failed to qualify as a REIT under the Code.

Our qualification as a REIT for U.S. federal income tax purposes will depend on our meeting the various requirements summarized above governing the ownership of our outstanding shares, the nature of our assets, the sources of our income, and the amount of our distributions to our shareholders.  Although we intend to operate in a

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manner that will enable us to comply with such requirements, there can be no certainty that such intention will be realized.  In addition, because the relevant laws may change, compliance with one or more of the REIT requirements may become impossible or impracticable for us.

Prohibited Transactions Tax

Any gain realized by us on the sale of any property (other than foreclosure property) held as inventory or other property held primarily for sale to customers in the ordinary course of business, taking into account any related foreign currency gains or losses, will be treated as income from a “prohibited transaction” that is subject to a 100% penalty tax.  Whether property is held as inventory or primarily for sale to customers in the ordinary course of a trade or business depends upon all the facts and circumstances with respect to the particular transaction.  However, the Code provides a “safe harbor” pursuant to which sales of properties held for at least two years and meeting certain other requirements will not give rise to prohibited transaction income.

We currently intend to hold properties for investment and to make sales of properties consistent with our investment objectives.  However, we may make sales at a gain that do not satisfy the safe harbor requirements described above and there can be no assurance that the IRS will not contend that one or more of these sales are subject to the 100% penalty tax.  The 100% tax will not apply to gains from the sale of property realized through a TRS or other taxable corporation, although such income will be subject to tax at regular corporate income tax rates.

Recordkeeping Requirements

To avoid a monetary penalty, we must request on an annual basis information from certain of our shareholders designed to disclose the actual ownership of our outstanding shares.  We intend to comply with these requirements.

Taxation of U.S. Shareholders

The term “U.S. shareholder” means an investor in our RXF Common Shares that, for U.S. federal income tax purposes, is (i) a citizen or resident of the United States, (ii) a corporation or other entity treated as a corporation that is created or organized in or under the laws of the United States, any of its states or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, (a) if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) that has a valid election in effect under the applicable Treasury Regulations to be treated as a U.S. person under the Code.

Distributions

Distributions by us, other than capital gain dividends, will constitute ordinary dividends to the extent of our current or accumulated earnings and profits as determined for U.S. federal income tax purposes.  In general, these dividends will be taxable as ordinary income and will not be eligible for the dividends-received deduction for corporate shareholders.  Our ordinary dividends generally will not qualify as “qualified dividend income” currently taxed as net capital gain for U.S. shareholders that are individuals, trusts, or estates.  However, provided we properly designate the distributions, distributions to U.S. shareholders that are individuals, trusts, or estates generally will constitute qualified dividend income taxed as net capital gains to the extent the U.S. shareholder satisfies certain holding period requirements and to the extent the dividends are attributable to (i) qualified dividend income we receive from other corporations during the taxable year, including from TRSs, and (ii) our undistributed earnings or built-in gains taxed at the corporate level during the immediately preceding year.  We do not anticipate distributing a significant amount of qualified dividend income.  The discussion in this section applies equally to distributions payable in cash and taxable stock distributions.

The Code provides that certain distributions payable in shares will be treated as taxable stock dividends.  In addition, shares acquired through our dividend reinvestment plan will be treated as taxable stock dividends.  Taxable U.S. shareholders receiving taxable dividends of shares will be required to include as dividend income the fair market value of the shares received plus any cash or other property received in the distribution, to the extent of our

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current and accumulated earnings and profits for U.S. federal income tax purposes.  As a result, a U.S. shareholder may be required to pay tax with respect to such dividends in excess of the cash received.  If a U.S. shareholder sells the shares it receives as a dividend, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of the shares at the time of the sale.

To the extent that we make a distribution in excess of our current and accumulated earnings and profits (a “return of capital distribution”), the distribution will be treated first as a tax-free return of capital, reducing the tax basis in a U.S. shareholder’s shares and thereby increasing the amount of gain (or decreasing the amount of loss) recognizable by the shareholder upon a subsequent disposition of its shares.  To the extent a return of capital distribution exceeds a U.S. shareholder’s tax basis in its shares, the distribution will be taxable as capital gain realized from the sale of such shares.

Dividends declared by us in October, November or December and payable to a shareholder of record on a specified date in any such month shall be treated both as paid by us and as received by the shareholder on December 31 of the year, provided that the dividend is actually paid by us during January of the following calendar year.

We will be treated as having sufficient earnings and profits to treat as a dividend any distribution up to the amount required to be distributed in order to avoid imposition of the 4% excise tax generally applicable to REITs if certain distribution requirements are not met.  Moreover, any deficiency dividend will be treated as an ordinary or a capital gain dividend, as the case may be, regardless of our earnings and profits at the time the distribution is actually made.  As a result, shareholders may be required to treat certain distributions as taxable dividends that would otherwise result in a tax-free return of capital.

Distributions that are properly designated as capital gain dividends will be taxed as long-term capital gains (to the extent they do not exceed our actual net capital gain for the taxable year) without regard to the period for which the shareholder has held its shares.  However, corporate shareholders may be required to treat up to 20% of certain capital gain dividends as ordinary income.  In addition, U.S. shareholders may be required to treat a portion of any capital gain dividend as “unrecaptured Section 1250 gain,” taxable at a maximum rate of 25%, if we incur such gain.  Capital gain dividends are not eligible for the dividends-received deduction for corporations.

The REIT provisions of the Code do not require us to distribute our long-term capital gain, and we may elect to retain and pay income tax on our net long-term capital gains received during the taxable year.  If we so elect for a taxable year, our shareholders would include in income as long-term capital gains their proportionate share of retained net long-term capital gains for the taxable year as we may designate.  A U.S. shareholder would be deemed to have paid its share of the tax paid by us on such undistributed capital gains, which would be credited or refunded to the shareholder.  The U.S. shareholder’s basis in its shares would be increased by the amount of undistributed long-term capital gains (less the capital gains tax paid by us) included in the U.S. shareholder’s long-term capital gains.

Passive Activity Loss and Investment Interest Limitations; No Pass Through of Losses

Our distributions and gain from the disposition of our shares will not be treated as passive activity income and, therefore, U.S. shareholders will not be able to apply any “passive losses” against such income.  With respect to non-corporate U.S. shareholders, our distributions (to the extent they do not constitute a return of capital) that are taxed at ordinary income rates will generally be treated as investment income for purposes of the investment interest limitation; however, net capital gain from the disposition of our shares (or distributions treated as such), capital gain dividends, and dividends taxed at net capital gains rates generally will be excluded from investment income except to the extent the U.S. shareholder elects to treat such amounts as ordinary income for U.S. federal income tax purposes.  U.S. shareholders may not take any of our net operating or net capital losses into account in computing their own tax liability.

Sale or Disposition of Shares

In general, any gain or loss realized upon a taxable disposition of our RXF Common Shares by a shareholder that is not a dealer in securities will be a long-term capital gain or loss if the shares have been held for

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more than one year and otherwise will be a short-term capital gain or loss. However, any loss upon a sale or exchange of the shares by a shareholder who has held such shares for six months or less (after applying certain holding period rules) will be treated as a long-term capital loss to the extent of our distributions or undistributed capital gains required to be treated by such shareholder as long-term capital gain.  All or a portion of any loss realized upon a taxable disposition of our RXF Common Shares may be disallowed if the taxpayer purchases other RXF Common Shares within 30 days before or after the disposition, in which case the shareholder’s basis in purchased shares would be adjusted to reflect the disallowed loss.

Tax on Net Investment Income

For taxable years beginning after December 31, 2012, certain U.S. shareholders that are individuals, estates or trusts will be required to pay an additional 3.8% tax (the “Medicare Tax”) on, among other things, certain dividends on, and capital gains from, the sale or other disposition of shares.  U.S. shareholders that are individuals, estates or trusts should consult their tax advisors regarding the applicability of this tax to their income and gains in respect of their investment in our RXF Common Shares.

Taxation of U.S. Tax-Exempt Shareholders

In General

In general, a tax-exempt organization is exempt from U.S. federal income tax on its income, except to the extent of its “unrelated business taxable income” or UBTI, which is defined by the Code as the gross income derived from any trade or business which is regularly carried on by a tax-exempt entity and unrelated to its exempt purposes, less any directly connected deductions and subject to certain modifications.  For this purpose, the Code generally excludes from UBTI any gain or loss from the sale or other disposition of property (other than stock in trade or property held primarily for sale in the ordinary course of a trade or business), dividends, interest, rents from real property, and certain other items.  However, a portion of any such gains, dividends, interest, rents, and other items generally is UBTI to the extent derived from debt-financed property, based on the amount of “acquisition indebtedness” with respect to such debt-financed property.  Before making an investment in our RXF Common Shares, a tax-exempt shareholder should consult its tax advisors with regard to UBTI and the suitability of the investment in our shares.

Distributions we make to a tax-exempt employee pension trust or other domestic tax-exempt shareholder or gains from the disposition of our shares held as capital assets generally will not constitute UBTI unless the exempt organization’s shares are debt-financed property (e.g., the shareholder has incurred “acquisition indebtedness” with respect to such shares).  However, if we are a “pension-held REIT,” this general rule will not apply to distributions to certain pension trusts that are qualified trusts (as defined above) and that hold more than 10% (by value) of our shares.  We will be treated as a “pension-held REIT” if (i) treating qualified trusts as individuals would cause us to fail the 5/50 Test (as defined above) and (ii) we are “predominantly held” by qualified trusts.  We will be “predominantly held” by qualified trusts if either (i) a single qualified trust holds more than 25% by value of our shares or (ii) one or more qualified trusts, each owning more than 10% by value of our shares, hold in the aggregate more than 50% by value of our shares.  In the event we are a pension-held REIT, the percentage of any dividend received from us treated as UBTI would be equal to the ratio of (a) the gross UBTI (less certain associated expenses) earned by us (treating us as if we were a qualified trust and, therefore, subject to tax on UBTI) to (b) our total gross income (less certain associated expenses).  A de minimis exception applies where the ratio set forth in the preceding sentence is less than 5% for any year; in that case, no dividends are treated as UBTI.  We cannot assure you that we will not be treated as a pension-held REIT.  Before making an investment in our RXF Common Shares, a prospective tax-exempt shareholder that is a qualified trust should consult its tax advisors with regard to UBTI and the suitability of the investment in our shares.

Special Issues

Social clubs, voluntary employee benefit associations, supplemental unemployment benefit trusts, and qualified group legal services plans that are exempt from taxation under paragraphs (7), (9), (17), and (20),

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respectively, of Section 501(c) of the Code are subject to different UBTI rules, which generally will require them to characterize distributions from us as UBTI.

Taxation of Non-U.S. Shareholders

The rules governing U.S. federal income taxation of non-U.S. shareholders, such as persons who are nonresident alien individuals, foreign corporations, and foreign trusts and estates (“non-U.S. shareholders”), are complex.  This section is only a partial discussion of such rules.  This discussion does not attempt to address the considerations that may be relevant for non-U.S. shareholders that are partnerships or other pass-through entities, that hold their shares through intermediate entities, that have special statuses (such as sovereigns), or that otherwise are subject to special rules.  Prospective non-U.S. shareholders are urged to consult their tax advisors to determine the impact of U.S. federal, state, local and foreign income tax laws on ownership of our RXF Common Shares, including any reporting requirements.

Distributions

A non-U.S. shareholder that receives a distribution that is not attributable to gain from our sale or exchange of “United States real property interests” (as defined below) and that we do not designate as a capital gain dividend or retained capital gain generally will recognize ordinary income to the extent that we pay the distribution out of our current or accumulated earnings and profits.  A withholding tax equal to 30% of the gross amount of the distribution ordinarily will apply unless an applicable tax treaty reduces or eliminates the tax.  Under some treaties, lower withholding rates do not apply to dividends from REITs or are available in limited circumstances.  However, if a distribution is treated as effectively connected with the non-U.S. shareholder’s conduct of a U.S. trade or business, the non-U.S. shareholder generally will be subject to U.S. federal income tax on the distribution at graduated rates (in the same manner as U.S. shareholders are taxed on distributions) and also may be subject to the 30% branch profits tax in the case of a corporate non-U.S. shareholder.  We plan to withhold U.S. income tax at the rate of 30% on the gross amount of any distribution paid to a non-U.S. shareholder (including any portion of any dividend that is payable in our shares) that is neither a capital gain dividend nor a distribution that is attributable to gain from the sale or exchange of “United States real property interests” unless either (i) a lower treaty rate or special provision of the Code (e.g., Section 892) applies and the non-U.S. shareholder files with us any required IRS Form W-8 (for example, an IRS Form W-8BEN) evidencing eligibility for that reduced rate or (ii) the non-U.S. shareholder files with us an IRS Form W-8ECI claiming that the distribution is effectively connected with a U.S. trade or business.

A non-U.S. shareholder generally will not incur tax on a return of capital distribution in excess of our current and accumulated earnings and profits that is not attributable to the gain from our disposition of a “United States real property interest” if the excess portion of the distribution does not exceed the adjusted basis of the non-U.S. shareholder’s RXF Common Shares.  Instead, the excess portion of the distribution will reduce the adjusted basis of those RXF Common Shares. However, a non-U.S. shareholder will be subject to tax on such a distribution that exceeds both our current and accumulated earnings and profits and the non-U.S. shareholder’s adjusted basis in the RXF Common Shares, if the non-U.S. shareholder otherwise would be subject to tax on gain from the sale or disposition of its RXF Common Shares, as described below.  Because we generally cannot determine at the time we make a distribution whether or not the distribution will exceed our current and accumulated earnings and profits, we normally will withhold tax on the entire amount of any distribution at the same rate as we would withhold on a dividend.  However, a non-U.S. shareholder may file a U.S. federal income tax return and obtain a refund from the IRS of amounts that we withhold if we later determine that a distribution in fact exceeded our current and accumulated earnings and profits.

We may be required to withhold 10% of any distribution that exceeds our current and accumulated earnings and profits. Consequently, although we intend to withhold at a rate of 30% on the entire amount of any distribution that is neither attributable to the gain from our disposition of a “United States real property interest” nor designated by us as a capital gain dividend, to the extent that we do not do so, we will withhold at a rate of 10% on any portion of a distribution not subject to withholding at a rate of 30%, unless we conclude that an exemption applies.

Subject to the exception discussed below for holders of 5% or less of a class of shares regularly traded on an established securities market located in the United States, a non-U.S. shareholder will incur tax on distributions

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that are attributable to gain from our sale or exchange of “United States real property interests” under special provisions of the Foreign Investment in Real Property Tax Act of 1980, or FIRPTA, regardless of whether we designate such distributions as capital gain distributions.  The term “United States real property interests” includes interests in U.S. real property and stock in U.S. corporations at least 50% of whose assets consist of interests in U.S. real property.  Under those rules, a non-U.S. shareholder is taxed on distributions attributable to gain from sales of United States real property interests as if the gain were effectively connected with the non-U.S. shareholder’s conduct of a U.S. trade or business.  A non-U.S. shareholder thus would be taxed on such a distribution at the normal capital gain rates applicable to U.S. shareholders, subject to applicable alternative minimum tax and a special alternative minimum tax in the case of a nonresident alien individual.  A corporate non-U.S. shareholder not entitled to treaty relief or exemption may also be subject to the 30% branch profits tax on such a distribution.  We generally must withhold 35% of any distribution subject to these rules (“35% FIRPTA Withholding”).  A non-U.S. shareholder may receive a credit against its tax liability for the amount we withhold.

A non-U.S. shareholder that owns no more than 5% of our RXF Common Shares at all times during the one-year period ending on the date of a distribution will not be subject to FIRPTA or 35% FIRPTA Withholding with respect to such distribution that is attributable to gain from our sale or exchange of United States real property interests, provided that our RXF Common Shares continue to be regularly traded on an established securities market located in the United States.  Instead, any such distributions made to such non-U.S. shareholder will be subject to the general withholding rules discussed above, which generally impose a withholding tax equal to 30% of the gross amount of each distribution (unless reduced by treaty).

Subject to the discussion below, distributions that are designated by us as capital gain dividends, other than those attributable to gain from the disposition of a U.S. real property interest, should not be subject to U.S. federal income taxation unless:

•                                          such distribution is effectively connected with the non-U.S. shareholder’s U.S. trade or business and, if certain treaties apply, is attributable to a U.S. permanent establishment maintained by the non-U.S. shareholder, in which case the non-U.S. shareholder will be subject to tax on a net basis in a manner similar to the taxation of U.S. shareholders with respect to such gain, except that a holder that is a foreign corporation may also be subject to the additional 30% branch profits tax; or

•                                          the non-U.S. shareholder is a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and has a “tax home” in the United States, in which case such nonresident alien individual generally will be subject to a 30% tax on the individual’s net U.S. source capital gain.

However, notwithstanding that such dividends should only be subject to U.S federal income taxation in those two instances, existing Treasury Regulations might be construed to require us to withhold on such dividends in the same manner as capital gain dividends that are attributable to gain from the disposition of U.S. real property interests, generally at the rate of 35% of the dividend (although any amounts we withhold would be creditable against the non-U.S. shareholder’s U.S. federal income tax liability).  In addition, the law is not entirely clear as to whether the treatment described above of capital gain dividends not attributable to gain from the disposition of a U.S. real property interest (and not effectively connected with a U.S. trade or business or permanent establishment or received by a nonresident individual present in the United States for 183 days or more) applies in the case of capital gain dividends paid to non-U.S. shareholders who own 5% or less of the value of our RXF Common Shares at all times during the one-year period ending on the date of distribution (and it is possible that any such capital gain dividends paid to such a shareholder who has held 5% or less of our RXF Common Shares for such period would be taxable as ordinary dividends in the manner described in the paragraphs above). If we were to pay a capital gain dividend described in this paragraph, non-U.S. shareholders should consult their tax advisors regarding the taxation of such distribution in their particular circumstances.

Dispositions

If gain on the sale of RXF Common Shares were taxed under FIRPTA, a non-U.S. shareholder would be taxed on that gain in the same manner as U.S. shareholders with respect to that gain, subject to applicable alternative

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minimum tax, and a special alternative minimum tax in the case of nonresident alien individuals.  A non-U.S. shareholder generally will not incur tax under FIRPTA on a sale or other disposition of our shares if we are a “domestically controlled qualified investment entity,” which means that, during the shorter of the period since our formation and the five year period ending on the date of the distribution or dispositions, non-U.S. shareholders hold, directly or indirectly, less than 50% in value of our shares and we are qualified as a REIT. We cannot assure you that we will be a domestically controlled qualified investment entity. However, the gain from a sale of our RXF Common Shares by a non-U.S. shareholder will not be subject to tax under FIRPTA if (i) our RXF Common Shares are considered regularly traded under applicable Treasury Regulations on an established securities market, such as the New York Stock Exchange, and (ii) the non-U.S. shareholder owned, actually and constructively, 5% or less of our RXF Common Shares at all times during a specified testing period.  We expect RXF Common Shares to be regularly traded on an established securities market.  Accordingly, a non-U.S. shareholder should not incur tax under FIRPTA with respect to gain on a sale of our RXF Common Shares unless it owns, actually or constructively, more than 5% of our RXF Common Shares provided that our RXF Common Shares continue to be regularly traded on an established securities market.

In addition, even if we are a domestically controlled qualified investment entity, upon a disposition of our RXF Common Shares, a non-U.S. shareholder may be treated as having gain from the sale or exchange of a United States real property interest if the non-U.S. shareholder (i) disposes of an interest in our RXF Common Shares during the 30-day period preceding the ex-dividend date of a distribution, any portion of which, but for the disposition, would have been treated as gain from sale or exchange of a United States real property interest and (ii) directly or indirectly acquires, enters into a contract or option to acquire, or is deemed to acquire, other shares of RXF Common Shares within 30 days before or after such ex-dividend date.  The foregoing rule does not apply if the exception described above for dispositions by holders of 5% or less of a class of regularly traded shares is satisfied.

Furthermore, a non-U.S. shareholder generally will incur tax on gain not subject to FIRPTA if (i) the gain is effectively connected with the non-U.S. shareholder’s U.S. trade or business and, if certain treaties apply, is attributable to a U.S. permanent establishment maintained by the non-U.S. shareholder, in which case the non-U.S. shareholder will be subject to the same treatment as U.S. shareholders with respect to such gain, or (ii) the non-U.S. shareholder is a nonresident alien individual who was present in the United States for 183 days or more during the taxable year and has a “tax home” in the United States, in which case the non-U.S. shareholder will generally incur a 30% tax on his or her net U.S. source capital gains.

Purchasers of our shares from a non-U.S. shareholder generally will be required to withhold and remit to the IRS 10% of the purchase price unless at the time of purchase (i) any class of our shares is regularly traded on an established securities market (subject to certain limits if the shares sold are not themselves part of such a regularly traded class) or (ii) we are a domestically controlled qualified investment entity.  The non-U.S. shareholder may receive a credit against its tax liability for the amount withheld.

U.S. Federal Income Tax Returns

If a non-U.S. shareholder is subject to taxation under FIRPTA on proceeds from the sale of our RXF Common Shares or on capital gain distributions, the non-U.S. shareholder will be required to file a U.S. federal income tax return.  Prospective non-U.S. shareholders are urged to consult their tax advisors to determine the impact of U.S. federal, state, local and foreign income tax laws on their ownership of our RXF Common Shares, including any reporting requirements.

Information Reporting Requirements and Backup Withholding Tax

We will report to our U.S. shareholders and to the IRS the amount of distributions paid during each calendar year, and the amount of tax withheld, if any.  Under the backup withholding rules, a U.S. shareholder may be subject to backup withholding at the current rate of 28% with respect to distributions paid, unless such shareholder (i) is a corporation or other exempt entity and, when required, proves its status or (ii) certifies under penalties of perjury that the taxpayer identification number the shareholder has furnished to us is correct and the shareholder is not subject to backup withholding and otherwise complies with the applicable requirements of the

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backup withholding rules.  A U.S. shareholder that does not provide us with its correct taxpayer identification number also may be subject to penalties imposed by the IRS.

We will also report annually to the IRS and to each non-U.S. shareholder the amount of dividends paid to such holder and the tax withheld with respect to such dividends, regardless of whether withholding was required.  Copies of the information returns reporting such dividends and withholding may also be made available to the tax authorities in the country in which the non-U.S. shareholder resides under the provisions of an applicable income tax treaty.  A non-U.S. shareholder may be subject to back-up withholding unless applicable certification requirements are met.

Backup withholding is not an additional tax.  Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against such holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Additional U.S. Federal Income Tax Withholding Rules

For payments made after December 31, 2013, we will withhold U.S. tax at a 30% rate on dividends paid on our RXF Common Shares to (i) U.S. stockholders who own their shares through foreign accounts or foreign intermediaries and (ii) “foreign financial institutions” and certain other non-U.S. entities if, in either case, certain certification, information reporting and other requirements related to U.S. accounts or ownership are not satisfied.  In addition, if those requirements are not satisfied, a U.S. withholding tax at a 30% rate will be imposed, for payments made after December 31, 2016,on proceeds from the sale of our RXF Common Shares received by such U.S. and non-U.S. stockholders.  If such taxes are required to be withheld, non-U.S. stockholders that are otherwise eligible for an exemption from, or reduction of, U.S. withholding taxes with respect to such dividends and proceeds will be required to seek a refund from the IRS to obtain the benefit of such exemption or reduction.  We will not pay any additional amounts in respect of any taxes withheld.  Prospective investors are encouraged to consult their tax advisors regarding the implications of these rules with respect to their investment in our shares.

Legislative or Other Actions Affecting REITs

The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department.  No assurance can be given as to whether, when, or in what form, the U.S. federal income tax laws applicable to us and our shareholders may be enacted.  Changes to the U.S. federal tax laws and interpretations of federal tax laws could adversely affect an investment in our RXF Common Shares, possibly with retroactive effect.

State, Local and Foreign Tax

We may be subject to state, local and foreign tax in states, localities and foreign countries in which we do business or own property.  The tax treatment applicable to us and our shareholders in such jurisdictions may differ from the U.S. federal income tax treatment described above.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, an independent registered public accounting firm, provides auditing and limited tax services to the Fund. Ernst & Young is located at 5 Times Square, New York, New York 10036.

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FINANCIAL STATEMENTS

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 will be filed by Pre-Effective Amendment to the Registration Statement.

CUSTODIAN

The custodian of the assets of the Fund is U.S Bank, N.A, located at 777 East Wisconsin Ave. Milwaukee, Wisconsin 53202. The custodian performs, custodial and fund accounting services.

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ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto relating to the RXF Common Shares offered hereby, has been filed by us with the SEC. The prospectus and this SAI do not contain all the information set forth in the Registration Statement, including any exhibits and schedules thereto. Please refer to the Registration Statement for further information with respect to us and the offering of our securities. Statements contained in this prospectus and SAI as to the contents of any contract or document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and all copies of all or any part thereof may be obtained from the SEC upon payment of certain fees described by the SEC or on the SEC’s website (www.sec.gov).

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REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To be provided by amendment

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FINANCIAL STATEMENTS

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 will be filed by Pre-Effective Amendment to the Registration Statement.

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PART C — OTHER INFORMATION

Item 25.  Financial Statements and Exhibits

1.                                      Financial Statements.

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 will be filed by Pre-Effective Amendment to the Registration Statement.

2.                                      Exhibits:

a.                                      Articles of Incorporation, dated April 4, 2013.(1)

b.                                      Bylaws.(1)

c.                                       None.

d.                                      Article VI and VII of the Registrant’s Articles of Incorporation are incorporated herein by reference.

e.                                       Dividend Reinvestment Plan.*

f.                                        None.

g.                                       Investment Advisory Agreement.(1)

h.                                      None.

i.                                          None.

j.                                         Form of Custodian Agreement between Registrant and U.S Bank, N.A.*

k.                                      Other Material Contracts.

(i)                                     Form of Exchange Agent Agreement.*

(ii)                                  Letter of Transmittal.(1)

l.                                          Opinion and Consent of Kramer Levin Naftalis & Frankel LLP.*

l.                                          Opinion and Consent of [                        ].*

m.                                  None.

n.                                      Consent of Ernst & Young LLP.*

o.                                      None.

p.                                      None.

q.                                      None.

r.                                         Code of Ethics of the REIT Exchange Fund, Inc. and Spring Asset Management LLC.(1)

s.                                        Powers of Attorney.(1)

(1)                                 Incorporated by reference to the corresponding exhibit number to the Registrant’s Registration Statement filed under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, (333-187821 and 811-22822) on April 9, 2013.

*                                         To be filed by amendment.

Item 26. Marketing Arrangements

None.

Item 27.  Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees		$68,200
Financial Industry Regulatory Authority, Inc. Fees	$		*
Printing and Engraving Expenses	$		*
Legal Fees	$		*
Listing Fees	$		*
Accounting Expenses	$		*
Miscellaneous Expenses	$		*
Total	$		*

*                                         To be completed by amendment.

Item 28.  Persons Controlled By or Under Common Control with Registrant

None.

Item 29.  Number of Holders of Securities

At                             , 2013*

Title of Class	Number of Record Holders
RXF Common Shares, $0.001 par value		*

*                                         To be completed by amendment.

Item 30.  Indemnification

Section 5.6 of the Registrant’s Articles of Incorporation states as follows:

(a)                                 Limitation of Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages but nothing herein contained shall protect any director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

(b)                                 Indemnification and Advance of Expenses. The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise (each person described in clause (a) or clause (b), a “Covered Person”) from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Company or (b) to be liable to the Company or its stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. To the maximum extent permitted by Maryland law, expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may, with the approval of the Board of Directors, be paid from time to time by the Company in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Company if it is ultimately determined that indemnification of such expenses is not authorized under this charter, provided, that (a) such Covered Person shall provide security for his or her undertaking, (b) the Company shall be insured against losses arising by reason of such Covered Person’s failure to fulfill his or her undertaking, or (c) a majority of the directors who are disinterested persons and who are not “interested persons” (as defined in the 1940 Act) of the Company (provided that a majority of such directors then in office act on the matter), or independent legal counsel in a written opinion shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification. Subject to applicable law, the Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

(c)                                  1940 Act. The provisions of this Section shall be subject to the limitations of the 1940 Act.

(d)                                 Neither the amendment nor repeal of this Section, nor the adoption or amendment of any other provision of this Charter or the Bylaws inconsistent with this Section, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Item 31.  Business and Other Connections of Investment Adviser

REIT Exchange Fund, Inc. is the only current business of a substantial nature in which Spring Asset Management LLC (“SAM”) is engaged. Information as to any other business, profession, vocation or employment of a substantial nature engaged in by SAM’s managing member and its officers in the last two years is included in the Statement of Additional Information filed herewith, and is incorporated by reference herein.

Item 32.  Location of Accounts and Records

Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of Spring Asset Management LLC, 801 Arthur Godfrey Road, Suite 300, Miami Beach, Florida 33140.  Records relating to the duties of the custodian are maintained by U.S. Bank N.A. and records relating to the duties of the transfer agent are maintained by U.S. Bancorp Fund Services, LLC at 777 East Wisconsin Ave. Milwaukee, Wisconsin 53202.

Item 33.  Management Services

Not applicable.

Item 34.  Undertakings

1.                                      Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.                                      Not applicable.

3.                                     Not applicable.

4.                                      The Registrant undertakes:

a.                                      to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(i)                                     to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)                                  to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

(iii)                               to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

b.                                      that, for the purpose of determining liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be in the initial bona fide offering thereof;

c.                                       to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.                                      that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C; each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933, shall be deemed to be part of and included in this Registration Statement as of the date it is first used after effectiveness.  Provided, however, that no statement made in this Registration Statement or prospectus that is part of this Registration Statement or made in a document incorporated or deemed incorporated by reference into this Registration Statement or prospectus that is part of this Registration Statement, as to a purchaser with a time of contract of sale prior to such first use, will supersede or modify any statement that was made in this Registration Statement or prospectus that was part of this Registration Statement or made in any such document immediately prior to such date of first use; and

e.                                       that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)                                     any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

(ii)                                  the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii)                               any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.                                      The Registrant undertakes that:

a.                                      For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.                                      For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.                                      The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 24th day of April 2013.

REIT EXCHANGE FUND, INC.

By:	/s/ Nathan D. Leight
Chairman and Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed by the following person in the capacity and on the date indicated.

Signature	Title	Date

/s/ Nathan D. Leight	Chairman, Chief Executive Officer and Director (Principal Executive Officer)	April 24, 2013
Nathan D. Leight

/s/ Guy M. Barudin	Principal Financial Officer (Principal Financial and Accounting Officer)	April 24, 2013
Guy M. Barudin

*	Director	April 24, 2013
Stephen H. Bittel

*	Director	April 24, 2013
Arnold E. Brier

*	Director	April 24, 2013
Suzanne N. Cunningham

*	Director	April 24, 2013
Jonathan H. Kagan

*	Director	April 24, 2013
Sandor Valner

*	Director	April 24, 2013
Philip R. Weingold

*By:	/s/ Nathan D. Leight
Nathan D. Leight
As Agent or Attorney-in-Fact

April 24, 2013

INDEX TO EXHIBITS

a.                                      Articles of Incorporation, dated April 4, 2013.(1)

b.                                      Bylaws.(1)

c.                                       None.

d.                                      Article VI and VII of the Registrant’s Articles of Incorporation are incorporated herein by reference.

e.                                       Dividend Reinvestment Plan.*

f.                                        None.

g.                                       Investment Advisory Agreement.(1)

h.                                      None.

i.                                          None.

j.                                         Form of Custodian Agreement between Registrant and U.S Bank, N.A.*

k.                                      Other Material Contracts.

(i)                                     Form of Exchange Agent Agreement.*

(ii)                                  Letter of Transmittal.(1)

l.                                          Opinion and Consent of Kramer Levin Naftalis & Frankel LLP.*

l.                                          Opinion and Consent of [                           ]*

m.                                  None.

n.                                      Consent of Ernst & Young LLP.*

o.                                      None.

p.                                      None.

q.                                      None.

r.                                         Code of Ethics of the REIT Exchange Fund, Inc. and Spring Asset Management LLC.(1)

s.                                        Powers of Attorney.(1)

(1)                                 Incorporated by reference to the corresponding exhibit number to the Registrant’s Registration Statement filed under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, (333-187821 and 811-22822) on April 9, 2013.

*                                         To be filed by amendment.